As filed with the Securities and Exchange Commission on September 7, 2016
File No. 333-
File No. 811-21680

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-14
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.
Virtus Total Return Fund
(Exact Name of Registrant as Specified in Charter)
101 Munson Street
Greenfield, MA 01301-9668
(Address of Principal Executive Offices, Zip Code)
Registrant’s Telephone Number, including Area Code (866) 270-7788
William Renahan, Esq.
Vice President, Chief Legal Officer
and Secretary for Registrant
100 Pearl Street
Hartford, CT 06103-4506
(Name and Address of Agent for Service)

Copies to:
David C. Mahaffey, Esquire
Sullivan & Worcester LLP
1666 K Street, NW
Washington, DC 20006
Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Units(1)(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common stock, $0.001 par value	49,220,663	$5.00	$246,103,315	$24,782.60

(1)
Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457 under the Securities Act of 1933.

(2)
Net asset value on September 6, 2016.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The Zweig Fund, Inc.
Virtus Total Return Fund
100 Pearl Street
Hartford, CT 06103-4506
[           ], 2016
Dear Shareholders:
Two separate special meetings of shareholders (each, a “Special Meeting,” and together, the “Special Meetings”) of The Zweig Fund, Inc. (NYSE: ZF), a Maryland corporation, and Virtus Total Return Fund (NYSE: DCA), a Delaware statutory trust (each a “Fund” and together, the “Funds”), will be held at 100 Pearl Street, Hartford, CT 06103 on November 18, 2016, for the purpose of taking actions on the proposals listed in the enclosed Joint Proxy Statement/Prospectus. The First Special Meeting will be held at 10:00 a.m. (Eastern time), and the Second Special Meeting will be held at 10:30 a.m. (Eastern time). I encourage you to take the time to read the enclosed Joint Proxy Statement/Prospectus and vote your shares. Your vote is vital to the outcome of the proposals being presented by the Board of Directors/Trustees of each Fund.
Specifically, at the First Special Meeting, the shareholders of ZF will be asked to approve the reorganization of ZF into DCA (the “Reorganization”), a fund managed and subadvised by the current investment adviser and subadvisers of ZF. Also at the First Special Meeting, shareholders of DCA will be asked to consider issuing additional shares of common stock of DCA in connection with the Reorganization.
At the Second Special Meeting, the shareholders of DCA will be asked to elect a new Trustee to serve a three year term.
Each of these proposals is described in more detail in the enclosed Joint Proxy Statement/Prospectus. The Board of Directors/Trustees of each Fund believes each proposal, as applicable, is in the best interests of its respective Fund and shareholders and unanimously recommends that you vote “FOR” each proposal.
YOUR VOTE COUNTS AND A DELAY IN VOTING CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY — ONLINE, BY TELEPHONE OR BY MAIL — BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.
If you have any questions, please call 1-866-270-7788 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m.
Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson LLC, reminding you to vote your shares.
Sincerely,
George R. Aylward
President and Trustee
Virtus Total Return Fund
President, Chairman, and Chief Executive Officer
The Zweig Fund, Inc.

THE ZWEIG FUND, INC.
VIRTUS TOTAL RETURN FUND
100 Pearl Street
Hartford, CT 06103-4506
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on November 18, 2016
Dear Shareholder:
Notice is hereby given that the first of two Special Meetings of shareholders (the “First Special Meeting”) of The Zweig Fund, Inc. (“ZF”) and Virtus Total Return Fund (“DCA”) (each a “Fund” and together, the “Funds”) will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, CT 06103, on November 18, 2016, at 10:00 a.m. Eastern Time for the following purposes:
Matters to be voted upon by shareholders of each respective Fund:
1.
Reorganization of The Zweig Fund, Inc. into Virtus Total Return Fund

Shareholders of The Zweig Fund, Inc. (ZF):
Proposal 1: The shareholders of ZF are being asked to consider and vote upon an Agreement and Plan of Reorganization between ZF and DCA (the “Reorganization Agreement”) and the transactions contemplated thereby, including the transfer of all the assets and liabilities of ZF to DCA, the termination of ZF’s registration under the Investment Company Act of 1940, as amended, and the liquidation and dissolution of ZF pursuant to Maryland law.
2.
Issuance of shares of common stock by Virtus Total Return Fund

Shareholders of Virtus Total Return Fund (DCA):
Proposal 2: The shareholders of DCA are being asked to consider and vote upon the issuance of additional shares of common stock of DCA in connection with the Reorganization Agreement.
Shareholders may also be asked to transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.
September 22, 2016 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof, and only holders of common shares of record at the close of business on that date will be entitled to vote. To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope, or vote via the Internet or telephone, after reading the accompanying Joint Proxy Statement/Prospectus.
By Order of Each Fund’s Board of Directors/Trustees
William Renahan
Secretary
Virtus Total Return Fund
The Zweig Fund, Inc.
___________, 2016
Shareholders are cordially invited to attend the First Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the First Special Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by Internet, please visit the website provided on your proxy card and follow the instructions outlined on the secured website. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the First Special Meeting and elect to vote in person.

VIRTUS TOTAL RETURN FUND
100 Pearl Street
Hartford, CT 06103-4506
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on November 18, 2016
Dear Shareholder:
Notice is hereby given that the second of two Special Meetings of shareholders (the “Second Special Meeting”) of Virtus Total Return Fund (“DCA”) will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, CT 06103, on November 18, 2016, at 10:30 a.m. Eastern Time for the following purposes:
Matters to be voted upon by shareholders of DCA:
1.
Election of a new Trustee to serve a three year term

Proposal 1: The shareholders of DCA are being asked to elect Brian T. Zino as a Class I Trustee to serve a term of three years, or until his successor has been duly elected and qualified.
Shareholders may also be asked to transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.
September 22, 2016 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof, and only holders of common shares of record at the close of business on that date will be entitled to vote. To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope, or vote via the Internet or telephone, after reading the accompanying Joint Proxy Statement/Prospectus.
By Order of the Board of Trustees
William Renahan
Secretary
Virtus Total Return Fund
___________, 2016
Shareholders are cordially invited to attend the Second Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Second Special Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by Internet, please visit the website provided on your proxy card and follow the instructions outlined on the secured website. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Second Special Meeting and elect to vote in person.

Instructions for signing proxy cards
The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.
1.
Individual Accounts:   Sign your name exactly as it appears in the registration on the proxy card.

2.
Joint Accounts:   Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.
All Other Accounts:   The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ partnership	Jane B. Smith, Partner
(2) Smith and Jones, limited partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

QUESTIONS & ANSWERS REGARDING THE SPECIAL MEETINGS AND PROPOSALS
Question 1.
Why did you send me this booklet?

Answer:
This booklet was sent to you because you own shares, either directly or beneficially, of The Zweig Fund, Inc. (“ZF”) and/or Virtus Total Return Fund (“DCA,” each a “Fund” and together, the “Funds”) as of September 22, 2016, which is the record date for determining the shareholders of the Funds entitled to notice of and to vote at the Special Meetings of shareholders of the Funds and any postponements or adjournments thereof  (each, a “Special Meeting” and together, the “Special Meetings”). The Boards of Directors/Trustees (the “Boards”) of the Funds urge you to review the information contained in this booklet before voting on the proposals that will be presented at each Special Meeting (collectively, the “Proposals”).

Question 2.
Why are shareholder meetings being held?

Answer:
For Shareholders of The Zweig Fund, Inc.:   At the First Special Meeting, you are being asked to vote on the reorganization (the “Reorganization”) of ZF pursuant to an Agreement and Plan of Reorganization between ZF and DCA (the “Reorganization Agreement”) and the transactions contemplated thereby, including the transfer of all the assets and liabilities of ZF to DCA and the termination of ZF’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and liquidation and dissolution pursuant to Maryland law.

For Shareholders of Virtus Total Return Fund:   At the First Special Meeting, you are being asked to vote on the issuance of additional shares of common stock of DCA in connection with the Reorganization (the “Issuance”). At the Second Special Meeting, you are being asked to elect a new Trustee to serve a term of three years, or until his successor has been duly elected and qualified.
Question 3.
How do the Boards recommend I vote?

Answer:
The Boards, including all of the directors/trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds (hereafter, the “Independent Trustees”), have unanimously recommended that shareholders vote FOR all of the Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of your Board.

Question 4.
Why are shareholders of DCA being asked to vote for a Trustee at the Second Special Meeting?

Answer:
DCA’s Amended and Restated Agreement and Declaration of Trust provides that the Board shall be divided into three classes of Trustees as nearly equal in number as possible. Each class of Trustees serves a three year term. The terms are staggered such that the term of one class expires and replacements must be elected by shareholders each year. DCA is listed on the New York Stock Exchange, Inc. (“NYSE”), which requires the Fund to hold an annual meeting to elect trustees each year. However, pursuant to Section 16 of the 1940 Act, as amended, the Fund is required to hold a shareholder meeting for the purpose of electing Trustees if, after a vacancy arises on the Board of Trustees, less than two-thirds (2/3) of the Trustees holding office would have been elected by shareholders. As a result, the addition of a new Trustee to the Board of DCA requires a vote of the shareholders. In connection with the foregoing, the Board considered the qualifications of the nominee and determined that the breadth and depth of the Board, by virtue of the varied backgrounds and qualifications of the Trustees, along with those of the nominee, are beneficial to shareholders.

Question 5.
Why is the Reorganization being recommended?

Answer:
The Board of each Fund (each a “Board” and collectively, the “Boards”) anticipates that the Reorganization and Issuance will benefit shareholders of its respective Fund. As discussed

i

more fully in the Joint Proxy Statement/Prospectus, the combined fund is expected to provide a number of benefits to shareholders: lower portfolio trading costs, as the larger combined fund is expected to experience a reduction in trading costs in connection with trading small share lots; and the potential for enhanced market liquidity for the combined funds’ shares of common stock, which could positively impact the trading experience for the combined fund’s shares. The distribution rate paid by ZF is currently marginally higher than the distribution rate paid by DCA but, subject to shareholder approval of the Reorganization, DCA is expected to increase the dollar amount of its quarterly per share distribution to the approximate equivalent of ZF’s current distribution rate. The advisers to the Funds believe that the target dividend per share is generally more sustainable for DCA than for ZF currently, given that its investment in bonds and use of the option overlay strategy allow it the flexibility to generate income.
Furthermore, as of September 30, 2016, DCA is number one in its closed-end fund peer group (as determined by Broadridge) on a year-to-date, one-year, three-year and five-year basis. As of September 30, 2016, DCA has substantially outperformed ZF on a year-to-date, one-year, three-year and five-year basis (which is approximately the amount of time the current investment managers have been managing DCA), both on a net asset value (“NAV”) and market price basis:
Fund	Year to date ended September 30, 2016 based on NAV	One Year ended September 30, 2016 based on NAV	Three Year ended September 30, 2016 based on NAV	Five Year ended September 30, 2016 based on NAV
DCA
ZF
Difference
Fund	Year to date ended September 30, 2016 based on Market Price	One Year ended September 30, 2016 based on Market Price	Three Year ended September 30, 2016 based on Market Price	Five Year ended September 30, 2016 based on Market Price
DCA
ZF
Difference
Given these apparent advantages, the Boards believe shareholders of both Funds will benefit from the economies of scale to be realized by a merger. In addition, the total annual operating expense ratio of the combined fund after the Reorganization is expected to be lower than DCA’s current total annual operating expense ratio, because the fixed expenses of the combined fund following the Reorganization will be spread over a larger asset base, while it is expected to remain the same as ZF’s current total operating expense ratio.
Question 6.
How will the Reorganization affect me?

Answer:
If the Reorganization is consummated, ZF will be merged with and into DCA. DCA will acquire ZF’s assets and assume its liabilities, and shareholders of ZF will become shareholders of DCA.

In the Reorganization, shareholders of ZF will receive newly-issued common shares of beneficial interest of DCA, par value $0.001 per share (“DCA Common Shares”). ZF will then terminate its registration under the 1940 Act. The aggregate net asset value (not the market value) of DCA Common Shares received by ZF investors in the Reorganization will equal the aggregate net asset value (not the market value) of ZF common shares held immediately prior to the Reorganization, less the portion of the costs of the Reorganization paid by ZF. DCA will continue to operate after the Reorganization as a registered, non-diversified, closed-end investment company with the investment objectives and policies as described in the Joint Proxy Statement/Prospectus.

As discussed in the press release issued by ZF on August 22, 2016, on November 25, 2016, ZF is anticipated to commence a tender offer (the “2016 Tender Offer”) for up to 5 percent of its outstanding shares for cash at a price equal to 98 percent of net asset value. The 2016 Tender Offer is the first of two conditional tender offers approved by the Board of ZF on April 5, 2016 and its condition was satisfied when ZF’s average trading discount, calculated as the percentage difference between net asset value and the volume-weighted average price on each trading day, was more than 8 percent for the 12-week period ending August 19, 2016. The second conditional tender offer would occur approximately 6 months after the commencement of the 2016 Tender Offer (the “2017 Tender Offer” and together with the 2016 Tender Offer, the “ZF Tender Offer Campaign”). The 2017 Tender Offer would be for another 5 percent of ZF’s outstanding shares at a price equal to 98 percent of net asset value and would occur only if ZF’s average trading discount was again more than 8 percent for another 12-week period. If the Reorganization is consummated, DCA will conduct a tender offer campaign that is identical to the ZF Tender Offer Campaign.
Question 7.
Why is the vote of shareholders of DCA being solicited in connection with the Reorganization?

Answer:
Although DCA will continue its legal existence and operations after the Reorganization, the rules of the New York Stock Exchange (on which DCA’s shares of common stock are listed) require DCA’s shareholders to approve the issuance of additional shares of common stock in connection with the Reorganization.

Question 8.
How similar are the Funds?

Answer:
ZF is a Maryland corporation and is registered under the 1940 Act as a diversified closed-end management investment company. ZF’s investment objective is capital appreciation, with income as a secondary objective. Currently, and subject to change at the discretion of the Fund’s portfolio managers, 60% of ZF’s investments are allocated to equities and 40% to fixed income. As of September 7, 2016, Virtus Investment Advisers, Inc. (“VIA”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers. Duff  & Phelps Investment Management Co. (“DPIM”), an indirect wholly owned subsidiary of Virtus, is the subadviser for the equity portfolio of the Fund, and Newfleet Asset Management, LLC (“Newfleet” and together with DPIM, the “Subadvisers”), another indirect wholly owned subsidiary of Virtus, is the subadviser for the fixed income portfolio of the Fund.

DCA is a Delaware statutory trust and is registered under the 1940 Act as a non-diversified closed-end management investment company. DCA’s investment objective is total return, consisting of capital appreciation and current income. The fund pursues its investment objective by investing globally in equity securities of owners/operators of infrastructure and by investing across 14 sectors of the fixed income markets currently identified by the subadvisers to generate high current income and total return. Currently, and subject to change at the discretion of the Fund’s portfolio managers, 60% of DCA’s investments are allocated to equities and 40% to fixed income. VIA manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers. DPIM is the subadviser for the equity portfolio of the Fund, and Newfleet is the subadviser for the fixed income portfolio of the Fund.
Each Fund currently achieves leverage through different means. ZF currently employs leverage in the form of borrowing on margin and/or using proceeds from selling securities short, while DCA may use the proceeds of a 364-day committed credit facility from a large international bank to facilitate its use of leverage.
Please see the Joint Proxy Statement/Prospectus for additional comparison information.

Question 9.
How will each Fund’s distribution be impacted?

Answer:
Both Funds currently pay quarterly distributions that may vary in amount from quarter to quarter. ZF targets a quarterly distribution that is approximately 10% of the Fund’s net asset value on an annualized basis, while DCA has a target distribution that is fixed at $0.10 per share each quarter. The DCA Board has determined that, subject to shareholder approval of the Reorganization, DCA will increase the dollar amount of its quarterly per share distribution to the approximate equivalent of ZF’s current distribution rate. Although ZF shareholders will receive approximately the same dollar amount in quarterly distributions immediately after the Reorganization as they do currently, the distribution policy will change from paying distributions based upon a fixed percentage of net asset value to paying distributions based upon a fixed dollar amount. Prior to the Reorganization, as described below, ZF is expected to distribute all undistributed net investment income and net realized capital gains.

Question 10.
Will I have to pay federal income tax as a result of the Reorganization?

Answer:
The Reorganization is intended to qualify as a U.S. tax-free reorganization for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganization.

On or prior to the closing date of the transactions with respect to the Reorganization (the “Closing Date”), ZF may declare a distribution to its shareholders for the purpose of distributing to ZF’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and all of its net capital gains, through the Closing Date, and such portion of its net tax-exempt interest income as is necessary to ensure that ZF maintains its regulated investment company status at all times up to and including the Closing Date. Such a distribution may be taxable to ZF’s shareholders for federal income tax purposes.
The Funds’ shareholders should consult their own tax advisers regarding the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.
Question 11.
How will the Reorganization affect Fund fees and expenses?

Answer:
After taking into account the percentage and cost of leverage that will apply to the combined fund after the Reorganization, the total annual operating expense ratio of the combined fund after the Reorganization is expected to be lower than the current total annual operating expense ratio for DCA, because the fixed expenses of the combined fund following the Reorganization will be spread over a larger asset base, while the combined fund’s expense ratio is expected to be the same as ZF’s current total operating expense ratio. DCA’s current total expenses are 2.07%, and ZF’s estimated expenses at DCA’s percentage and cost of leverage are 2.01%, while the combined fund’s expenses are estimated to be 2.01%. In comparison, excluding the costs of leverage, expenses attributable to short sales, and the impact of distributions, total expenses paid by ZF and DCA shareholders are expected to decline from 1.26% for ZF and 1.31% for DCA (for the fiscal period ended May 31, 2016 for ZF and DCA) to an estimated 1.24% in the combined fund.

Question 12.
Who will pay the expenses of the Reorganization?

Answer:
All expenses of the Reorganization will be paid by the Funds, in proportion to their respective net assets as of the close of business on the day that all required shareholder approvals have occurred. Such costs are estimated to be $______ in the aggregate.

Question 13.
When would the Reorganization take place?

Answer:
If the required approvals are obtained from the shareholders of ZF and DCA at the First Special Meeting on November 18, 2016, the Reorganization would be effective as of November 21, 2016.

Question 14.
What happens if the Reorganization is not approved by ZF shareholders or the issuance of additional shares of common stock by DCA is not approved by DCA shareholders?

Answer:
Completion of the Reorganization requires both the approval by ZF shareholders of the Reorganization and approval of DCA shareholders of the Issuance. If either the Reorganization or the Issuance is not approved by shareholders, DCA and ZF will continue as separate investment companies, and ZF will conduct the ZF Tender Offer Campaign (and DCA will not conduct a tender offer campaign). The Boards of DCA and ZF will consider such alternatives as each Board determines to be in the best interests of shareholders, including further solicitation of shareholders or re-proposing the Reorganization.

Question 15.
How can I vote my shares?

Answer:
You may authorize your proxy by mail, phone or internet or vote in person at the Special Meetings. To authorize your proxy by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize your proxy by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. You may vote in person at the Special Meetings by attending in person and filling out a ballot.

Question 16.
What if I want to revoke my proxy?

Answer:
Shareholders can revoke their proxy at any time prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Funds (addressed to the Secretary at the principal executive office of the Funds, 100 Pearl Street, 9th Floor, Hartford, CT 06103). However, attendance at a Special Meeting, by itself, will not revoke a previously submitted proxy.

Question 17.
How can a quorum be established for the Special Meetings?

Answer:
A separate quorum will be established for each of the two Special Meetings. For each Special Meeting, the presence in person or by proxy of shareholders entitled to vote a majority of the Fund’s outstanding shares will constitute a quorum.

Shares present in person or represented by proxy at each Special Meeting and abstentions will be included in determining the existence of a quorum at each Special Meeting. However, for purposes of the First Special Meeting, broker non-votes (hereinafter defined) will not be included in determining the existence of a quorum, as all of the matters to be considered at the First Special Meeting are “non-routine.” A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because (i) the broker does not have discretionary voting power with respect to that matter, and (ii) has not received instructions from the beneficial owner. Your broker will not have discretionary voting power with respect to the proposals for consideration at the First Special Meeting.
Question 18.
Who should I call if I have questions?

Answer:
You should direct your questions to the Funds’ shareholder services. They can be contacted at 1-866-270-7788.

The tender offers referred to in these questions and answers have not yet commenced and relate to two future tender offers by either DCA (if the Reorganization is consummated) or ZF (if the Reorganization is not consummated), each for up to 5 percent of its outstanding shares at a price equal to 98 percent of NAV per common share at the time the purchase is completed. These questions and answers are neither an offer to purchase nor a solicitation of an offer to sell any shares of the fund conducting the tender offers (the “Tendering Fund”). The solicitation and the offer to buy shares of the Tendering Fund common stock will be made pursuant to an offer to purchase and related materials that the Tendering Fund intends to file with the U.S. Securities and Exchange Commission, subject to the satisfaction of the conditions described in these questions and answers and in the accompanying Joint Proxy
v

Statement/Prospectus. At the time each tender offer is commenced, the Tendering Fund intends to file a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer. The Tendering Fund intends to mail these documents to its shareholders. These documents will contain important information about the tender offer and shareholders of the Tendering Fund are urged to read them carefully when they become available. Investors may obtain a free copy of these documents (when they become available) filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the tender offer statement and related materials may also be obtained for free (when they become available) by directing a request to: Zweig Advisers LLC or Virtus Investment Advisers, Inc., 100 Pearl Street, Hartford, CT 06103 or by calling: 1-866-270-7788.

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Subject to completion, dated _____, 2016
JOINT PROXY STATEMENT/PROSPECTUS
THE ZWEIG FUND, INC.
VIRTUS TOTAL RETURN FUND
100 Pearl Street
Hartford, CT 06103-4506
1-866-270-7788
JOINT SPECIAL MEETINGS OF SHAREHOLDERS
November 18, 2016
This Joint Proxy Statement/Prospectus is being furnished in connection with a solicitation of proxies by the Boards of Directors/Trustees (each, a “Board” and together, the “Boards”) of The Zweig Fund, Inc. (“ZF”) and Virtus Total Return Fund (“DCA”) (each a “Fund” and together, the “Funds”), to be used at two separate Special Meetings of Shareholders of the Funds, and at any and all adjournments or postponements thereof  (each, a “Special Meeting” and together, the “Special Meetings”). The Special Meetings are scheduled to be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, 2nd Floor Conference Room, Hartford, Connecticut 06103, on November 18, 2016 to consider the items set forth in the accompanying Notices of Special Meetings of Shareholders and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The First Special Meeting will be held at 10:00 a.m. (Eastern time), and the Second Special Meeting will be held at 10:30 a.m. (Eastern time). Shareholders of record of each Fund at the close of business on September 22, 2016 are entitled to receive notice of and to vote at the Special Meetings.
This Joint Proxy Statement/Prospectus, along with the Notices of Special Meetings of Shareholders and the proxy card, is being mailed to shareholders of record on or about October 4, 2016. It explains concisely what you should know before voting on the proposals or investing in DCA, a non-diversified, closed-end registered management investment company. Please read it carefully and keep it for future reference.
The Reorganization being proposed at the First Special Meeting seeks to combine two funds with similar investment objectives, to achieve certain economies of scale and other operational efficiencies. As a result of the Reorganization, it is anticipated that common shareholders of DCA will experience a reduced annual operating expense ratio, as certain recurring administrative costs will be spread across the combined fund’s larger asset base, while the combined fund expense ratio is expected to be the same as ZF’s current total operating expense ratio after taking into account the percentage and cost of leverage that will apply to the combined fund after the Reorganization. In addition, the Reorganization may result in the combined fund realizing lower trading costs and certain portfolio management efficiencies. The Reorganization may also provide shareholders greater secondary market liquidity as the combined fund would be larger than and have more outstanding common shares than either of the Funds.
In the Reorganization, ZF will merge with and into DCA and shareholders of ZF will receive newly-issued common shares of beneficial interest of DCA, par value $0.001 per share (“DCA Common Shares”). ZF will then terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The aggregate net asset value (“NAV”) (not the market value) of DCA Common Shares received by ZF investors in the Reorganization will equal the aggregate net asset value (not the market value) of ZF common shares held immediately prior to the Reorganization, less the costs of the Reorganization paid by ZF. DCA will continue to operate after the Reorganization as a registered, non-diversified, closed-end investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus. DCA will also conduct a tender offer campaign that is identical to the ZF Tender Offer Campaign, as described further below.

The Reorganization will not be consummated unless it is approved by the shareholders of ZF and the shareholders of DCA approve the issuance of additional shares of common stock of DCA in connection with the Reorganization (the “Issuance”). If the Reorganization or the Issuance is not approved, DCA and ZF will continue as separate investment companies, and ZF will conduct the ZF Tender Offer Campaign (and DCA will not conduct a tender offer campaign). The Boards of DCA and ZF will consider such alternatives as each Board determines to be in the best interests of shareholders, including further solicitation of shareholders or re-proposing the Reorganization.
At the Second Special Meeting, shareholders of DCA will also be asked to elect a new Trustee to serve a term of three years, or until his successor has been duly elected and qualified. The consummation of the Reorganization is not contingent on the election of the new Trustee.
The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Joint Proxy Statement/Prospectus by reference:
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A Statement of Additional Information, dated ______, 2016, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”);

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The audited financial statements and the financial highlights for ZF contained in the Fund’s annual report for the fiscal year ended December 31, 2015, and the unaudited financial statements and the financial highlights for ZF contained in the Fund’s semi-annual report for the fiscal period ended June 30, 2016; and

•
The audited financial statements and the financial highlights for DCA contained in the Fund’s annual report for the fiscal year ended November 30, 2015, and the unaudited financial statements and the financial highlights for DCA contained in the Fund’s semi-annual report for the fiscal period ended May 31, 2016.

Copies of the foregoing may be obtained without charge at www.Virtus.com, by calling 1-866-270-7788 or writing to the respective Fund at PO Box 9874, Providence, RI 02940-8074. The address of the principal executive offices of the Funds is 100 Pearl Street, 9th Floor, Hartford, CT 06103, and the telephone number is 1-866-270-7788.
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.
The common shares of DCA are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “DCA” and will continue to be so listed subsequent to the Reorganization. The common shares of ZF are listed on the NYSE under the ticker symbol “ZF” and will be delisted from the NYSE following the Reorganization. Reports, proxy statements and other information concerning DCA or ZF may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.
This Joint Proxy Statement/Prospectus serves as a prospectus of DCA in connection with the issuance of DCA Common Shares in the Reorganization. This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The tender offers referred to in this Joint Proxy Statement/Prospectus have not yet commenced and relate to two future tender offers by either DCA (if the Reorganization is consummated) or ZF (if the Reorganization is not consummated), each for up to 5 percent of its outstanding shares at a price equal to 98 percent of NAV per common share at the time the purchase is completed. This Joint Proxy Statement/Prospectus is neither an offer to purchase nor a solicitation of an offer to sell any shares of the fund conducting the tender offers (the “Tendering Fund”). The solicitation and the offer to buy shares of the Tendering Fund common stock will be made pursuant to an offer to purchase and related materials that the Tendering Fund intends to file with the U.S. Securities and Exchange Commission, subject to the satisfaction of the conditions described in this Joint Proxy Statement/Prospectus. At the time each tender offer is commenced, the Tendering Fund intends to file a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer. The Tendering Fund intends to mail these documents to its shareholders. These documents will contain important information about the tender offer and shareholders of the Tendering Fund are urged to read them carefully when they become available. Investors may obtain a free copy of these documents (when they become available) filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the tender offer statement and related materials may also be obtained for free (when they become available) by directing a request to: Zweig Advisers LLC or Virtus Investment Advisers, Inc., 100 Pearl Street, Hartford, CT 06103 or by calling: 1-866-270-7788.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this Joint Proxy Statement/Prospectus is ___, 2016.

FIRST SPECIAL MEETING
PROPOSAL 1: THE REORGANIZATION
SYNOPSIS
The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.
Background of the Reorganization
The Reorganization seeks to combine two funds that are managed by wholly-owned affiliates of Virtus and that have similar, but not identical, investment objectives and policies. The Board of ZF (the “ZF Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of ZF. The Board of DCA (the “DCA Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of DCA.
In considering the Reorganization, each Board reviewed substantial information provided by Virtus, a parent affiliate of the investment adviser to each of the Funds. In considering such information, each Board took into account that in presenting this recommendation management may be subject to a conflict of interest, as the adviser to the surviving fund would realize certain operating efficiencies (such as reduced administrative and oversight burdens in managing one portfolio rather than two portfolios with slightly different investment policies) if the Reorganization is effected. Each Board also took into account that over a period of time it had discussed with management the potential benefits of combining the two Funds, with shareholders of both Funds potentially benefitting from economies of scale to be realized by a merger.
The Boards also received a memorandum from counsel to the Funds outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations. The directors/trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds (hereafter, the “Independent Trustees”) also discussed these matters with their own counsel.
Proposed Reorganization
In the Reorganization, DCA will acquire all of the assets and assume all of the liabilities of ZF in exchange for an equal aggregate value of DCA Common Shares. ZF will distribute DCA Common Shares to common shareholders of ZF and will then terminate its registration under the 1940 Act and dissolve under Maryland law. The aggregate NAV (not market value) of DCA Common Shares received by ZF investors in the Reorganization will equal the aggregate NAV of ZF common stock, less the portion of the costs of the Reorganization paid by ZF. DCA will continue to operate as a registered, non-diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.
As discussed in the press release issued by ZF on August 22, 2016, on November 25, 2016, ZF is anticipated to commence a tender offer (the “2016 Tender Offer”) for up to 5 percent of its outstanding shares for cash at a price equal to 98 percent of net asset value. The 2016 Tender Offer is the first of two conditional tender offers approved by the Board of ZF on April 5, 2016 and its condition was satisfied when ZF’s average trading discount, calculated as the percentage difference between net asset value and the volume-weighted average price on each trading day, was more than 8 percent for the 12-week period ending August 19, 2016. The second conditional tender offer would occur approximately 6 months after the commencement of the 2016 Tender Offer (the “2017 Tender Offer” and together with the 2016 Tender Offer, the “ZF Tender Offer Campaign”). The 2017 Tender Offer would be for another 5 percent of ZF’s outstanding shares at a price equal to 98 percent of net asset value and would occur only if ZF’s average trading discount was again more than 8 percent for another 12-week period. If the Reorganization is consummated, DCA will conduct a tender offer campaign that is identical to the ZF Tender Offer Campaign.

Reasons For The Reorganization
The proposed Reorganization will combine the assets of the Funds by reorganizing ZF into DCA. In approving the Reorganization Agreement, the Board of each Fund, including each Fund’s Independent Trustees, determined that participation in the Reorganization is in the best interests of each Fund and its shareholders and that the interests of the shareholders of each Fund will not be diluted with respect to NAV as a result of the Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Trustees, engaged in a thorough review process relating to the proposed Reorganization. The Board of each Fund, including all of the Independent Trustees, considered the Reorganization at numerous meetings held in 2016 and approved the Reorganization at a meeting held on August 30, 2016.
The primary factors considered by the Board of each Fund with regard to the Reorganization included, but were not limited to, the following:
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The fact that the investment objectives and certain of the investment strategies and fundamental policies of DCA and ZF are similar.

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The expectation that the combined fund will offer economies of scale that should result in lower per share expenses than DCA, while it is expected to remain the same for ZF after taking into account the percentage and cost of leverage that will apply to the combined fund after the Reorganization. Each Fund incurs both fixed expenses (e.g., board fees, printing fees, costs for legal and auditing services) and variable expenses (e.g., administrative and custodial services). Certain overlapping fixed expenses would be eliminated and there will also be an opportunity to reduce expenses over time in a combined fund by spreading fees over a larger asset base.

•
The expectation that the combined fund may benefit from certain portfolio management efficiencies.

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The expectation that the combined fund may provide greater secondary market liquidity as it would be larger than and have more outstanding common shares than each Fund prior to the Reorganization.

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The opinion of Sullivan & Worcester LLP that no gain or loss should be recognized by the Funds or their shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, as amended (the “Code”).

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The expectation that shareholders will receive substantially the same quality of services after the Reorganization.

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The fact that management recommended to each Board that they approve the Reorganization.

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The expectation that the distribution policy with respect to the target distribution rate of the combined fund will be the same as the current distribution policy of DCA, but the dollar amount of the quarterly per share distribution will be increased to the approximate equivalent of ZF’s current distribution rate.

•
That the Reorganization also provides ZF shareholders with (i) the potential for NAV recovery and appreciation and (ii) a publicly traded security of a larger fund.

In considering the approval of the Reorganization Agreement, the Boards did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund’s surrounding circumstances. After considering the above factors and based on the deliberations and its evaluation of the information provided to it, the Boards concluded that the approval of the Reorganization Agreement was in the best interest of each Fund and its shareholders.
Federal Tax Consequences of the Reorganization
The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of ZF should recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their ZF common shares solely for DCA common shares pursuant to the Reorganization. Additionally, ZF should recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither DCA nor its shareholders should recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.
Investment Objectives and Principal Investment Strategies
The Funds have similar investment objectives and certain investment strategies and restrictions are similar. ZF’s investment objective is capital appreciation, with income as a secondary objective, while DCA’s investment objective is total return, consisting of capital appreciation and income. ZF is diversified, while DCA is a non-diversified fund, which means DCA may invest a higher proportion of its assets in the securities of a single issuer. To pursue its objective, ZF invests primarily in equity securities, consistent with the preservation of capital and reduction of risk, while DCA invests globally in equity securities of owners/operators of infrastructure and across 14 sectors of the fixed income markets currently identified to generate high current income and total return. Currently, and subject to change at the discretion of each Fund’s portfolio managers, 60% of each Fund’s investments are allocated to equities and 40% to fixed income.
As a result of ZF replacing its investment adviser with VIA and appointing the Subadvisers to manage its investments as of September 7, 2016, all or a substantial portion of the securities held by ZF may be sold. For any such sales that occur prior to the Reorganization, the transaction costs will be borne by ZF’s shareholders, while for any such sales that occur after the Reorganization, the costs will be borne by the combined fund’s shareholders. In addition, such disposition of assets is likely to result in taxable gains or losses on those assets, which will accrue to the respective Fund’s shareholders. In connection with the rebalancing of its assets that occurs prior to the Reorganization, ZF is expected to make a distribution to its shareholders of all its taxable capital gains. While they may be substantial, it is not possible to determine the level of expenses or taxable capital gains in connection with the rebalancing prior to the sales of such securities.
Effect on Expenses
As described below, after taking into account the percentage and cost of leverage that will apply to the combined fund after the Reorganization, the total annual operating expense ratio of the combined fund after the Reorganization is expected to be lower than the current total annual operating expense ratio for DCA, because the fixed expenses of the combined fund following the Reorganization will be spread over a larger asset base, while the combined fund expense ratio is expected to be the same as ZF’s current total operating expense ratio. DCA’s current total expenses are 2.07%, and ZF’s estimated expenses at DCA’s percentage and cost of leverage are 2.01%, while the combined fund’s expenses are estimated to be 2.01%. In comparison, excluding the costs of leverage, expenses attributable to short sales, and the impact of distributions, total expenses paid by ZF and DCA shareholders are expected to decline from 1.26% for ZF and 1.31% for DCA (for the fiscal period ended May 31, 2016 for ZF and DCA) to an estimated 1.24% in the combined fund.
Fee Table
The tables below (1) compare the estimated fees and expenses of ZF and DCA, as of May 31, 2016, respectively, and (2) show the estimated fees and expenses of the combined fund, on a pro forma basis, as if the Reorganization occurred on June 1, 2015. The annual operating expenses of the Pro Forma combined fund are projections for a 12-month period, assuming combined net assets as of May 31, 2016. Accordingly, the actual fees and expenses of each Fund and the combined fund as of the Closing Date of the Reorganization may differ from those in the tables below due to changes in net assets and expenses paid to various service providers from those at May 31, 2016.
The estimated expenses of ZF and DCA as of May 31, 2016 and pro forma expenses following the proposed Reorganization are set forth below. The percentages in the table below are percentages of the Funds’ net assets attributable to Common Shares. The first set of tables reflects expenses based on each Fund’s respective use of leverage. In order to normalize for impact of leverage, a second set of tables, labeled ‘Tables Showing ZF’s Estimated Expenses at DCA’s Percentage of and Fee Rate for Use of Leverage’ are shown to estimate ZF’s expenses using the same percentage and cost of leverage as DCA. ZF currently employs leverage in the form of borrowing on margin and/or using proceeds from selling securities short (“short positions”). Among other reasons and due to DCA’s historically greater use of leverage, DCA determined it to be more beneficial to its shareholders to obtain a 364-day committed credit facility from a large international bank to facilitate its use of leverage. DCA’s borrowings under the credit facility are more expensive; however, such borrowings may not be called by the lender (except for an event of default) prior to the expiration of the 364-day term of the credit facility. Although less expensive, ZF’s borrowings on margin may be called upon one-day notice given by the lender and the proceeds obtained from short positions are dependent upon those short positions remaining open. Estimates for the second set of tables are for a one year period using assets as of May 31, 2016 (post ZF’s 15% tender offer).
Tables Showing Estimated Expenses Based on Each Fund’s Respective Use of Leverage
	DCA	ZF(a)	DCA Pro Forma Combined Fund(b)
Shareholder Transactions
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares	None	None	None
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(c)	1.15%	1.07%	1.15%
Administration Fees	0.18%	0.08%	0.18%
Interest and Fees on Leverage	0.40%	0.21%	0.40%
Dividend and Interest Expense on Shorts	0.00%	0.09%	0.00%
Acquired Fund Fees and Expenses	0.01%	0.02%	0.01%
Other Expenses	0.33%	0.34%	0.27%
Total Annual Expenses	2.07%	1.81%	2.01%
Example
The following example is intended to help you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
DCA (Acquiring Fund)	$21	$65	$111	$240
ZF (Acquired Fund)	$18	$57	$98	$213
Pro Forma Combined Fund	$20	$63	$108	$234

Tables Showing ZF’s Estimated Expenses at DCA’s Percentage of and Fee Rate for Use of Leverage
	DCA	ZF(a)	DCA Pro Forma Combined Fund(b)
Shareholder Transactions
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares	None	None	None
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(c)	1.15%	1.15%	1.15%
Administration Fees	0.18%	0.09%	0.18%
Interest and Fees on Leverage	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses	0.01%	0.02%	0.01%
Other Expenses	0.33%	0.35%	0.27%
Total Annual Expenses	2.07%	2.01%	2.01%
Example
The following example is intended to help you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
DCA (Acquiring Fund)	$21	$65	$111	$240
ZF (Acquired Fund)	$20	$63	$108	$234
Pro Forma Combined Fund	$20	$63	$108	$234

(a)
ZF had a tender offer effective June 3, 2016. Expenses have been estimated as if tender offer took place for entire 12-month period ending May 31, 2016.

(b)
Expenses shown as if new board structure had been in place for entire year.

(c)
Each Fund’s investment management fee is paid on average daily managed assets. Amounts shown reflect the fee as a percentage of average daily net assets.

Comparison of the Funds
The following comparison summarizes certain similarities and differences between ZF and DCA. If the Reorganization is consummated, the factors below relating to DCA will apply, with the exception of Net Assets, which would reflect the combined Net Asset of the Funds.
	DCA	ZF
Organization	DCA is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the 1940 Act.	ZF is a Maryland corporation registered as a diversified, closed-end management investment company under the 1940 Act.
Fiscal Year End	November 30	December 31
Investment Advisory Fee	DCA pays its adviser, Virtus Investment Advisers, Inc., a monthly fee at an annual rate of 0.85% of the Fund’s average daily managed assets.	ZF pays its adviser, Virtus Investment Advisers, Inc., a monthly fee at an annual rate of 0.85% of the Fund’s average daily managed assets.

	DCA	ZF
Administrative Fee	DCA pays Virtus Fund Services, LLC an administration fee of 0.10%.	ZF pays Virtus Fund Services, LLC an administration fee of 0.065%.
Net Assets as of June 30, 2016	$136 million	$243 million
Listing	NYSE under the symbol “DCA”	NYSE under the symbol “ZF”
Leverage	DCA has entered into a Credit Agreement with a commercial bank that allows the Fund to borrow cash from the bank, up to a limit of $55 million which may be increased to $75 million under certain circumstances. As of June 30, 2016, DCA had $43.5 million in leverage outstanding.	ZF employs leverage in the form of borrowing on margin and/or using proceeds from short positions. As of June 30, 2016, ZF had $42.163 million in leverage outstanding.
Further Information Regarding the Reorganization
The ZF Board has determined that the Reorganization is advisable and in the best interests of ZF and the shareholders of ZF and that the interests of such shareholders will not be diluted as a result of ZF’s Reorganization. Similarly, the DCA Board has determined that the Reorganization, including the Issuance, is advisable and in the best interests of DCA and its shareholders and that the interests of such shareholders will not be diluted as a result of the Reorganization. As a result of the Reorganization, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger combined fund than they did in either of the individual Funds.
The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of ZF should recognize no gain or loss for Federal income tax purposes upon the exchange of their ZF common shares for DCA common shares pursuant to the Reorganization. Additionally, ZF should recognize no gain or loss for Federal income tax purposes by reason of the Reorganization. Neither DCA nor its shareholders should recognize any gain or loss for Federal income tax purposes pursuant to the Reorganization. It is a condition to the closing of the Reorganization that ZF and DCA receive an opinion from Sullivan & Worcester LLP, dated as of the closing date of the Reorganization (the “Closing Date”), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.
The ZF Board requests that shareholders of ZF approve ZF’s proposed Reorganization at the First Special Meeting to be held on November 18, 2016 at 10:00 a.m. Eastern Time. Shareholder approval of the Reorganization requires the affirmative vote of the holders of a majority of ZF’s shares of common stock entitled to vote on the proposal. For additional information regarding voting requirements, see “Voting Requirements and Other Information.”
Investing in the combined fund following the Reorganization involves risks. For additional information, see “Risks of the Funds.” The ZF Board recommends that shareholders of ZF vote “FOR” the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
AND PRINCIPAL RISKS
The following comparison summarizes the differences in the investment objectives, principal investment strategies, and principal risks of ZF and DCA. If the Reorganization is consummated, the current investment objective, principal investment strategies, and principal risks of DCA will remain in effect.
Investment Objectives
DCA	ZF	Differences
Total return, consisting of both capital appreciation and current income.	Capital appreciation, with income as a secondary objective.	ZF has comparatively greater focus on capital appreciation with income as secondary objective.
Principal Investment Strategies/Portfolio Composition
DCA	ZF	Differences
Investment Universe: The Fund invests globally in equity securities of owners/operators of infrastructure and across 14 sectors of the fixed income markets currently identified to generate high current income and total return. Currently, and subject to change at the discretion of the Fund’s portfolio managers, 60% of investments are allocated to equities and 40% to fixed income. The Fund also pursues an options income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread.	Investment Universe: The Fund invests primarily in equity securities, but may use the following investment methods when such use is deemed appropriate: purchasing and selling stock index and other futures contracts and purchasing options on such futures; purchasing and writing listed put and call security options and options on stock indexes; short sales of securities; borrowing from banks to purchase securities; investing in securities of exchange traded funds, foreign issuers and closed-end investment companies; and lending portfolio securities to brokers, dealers, banks or other recognized institutional borrowers of securities. Currently, and subject to change at the discretion of the Fund’s portfolio managers, 60% of investments are allocated to equities and 40% to fixed income. The Fund also pursues an options income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread.	DCA focuses its equity investments in infrastructure.
Acting as Underwriter: The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund might be considered an underwriter	Acting as Underwriter: The Fund may not underwrite securities of other issuers except insofar as it might be deemed to be an underwriter for purposes of the	No material differences.

DCA	ZF	Differences
within the meaning of the Securities Act of 1933 (the “1933 Act”) in the disposition of securities.	Securities Act of 1933, as amended, in the resale of any securities held in its own portfolio.
Cash Equivalents: The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper.	Cash Equivalents: No equivalent policy.	ZF intends to be fully invested at all possible times.
Closed-end Investment Companies and Exchange Traded Funds: No equivalent policy.	Closed-end Investment Companies and Exchange Traded Funds: The Fund may invest in passively managed registered open-end investment companies or other baskets of securities, such as unit investment trusts, which trade on a national securities exchange or NASDAQ and are commonly called exchange-traded funds (“ETFs”). These investments represent shares of ownership in ETFs that hold portfolios of securities which are designed to generally correspond to and closely track the price and yield performance of an index of securities. Accordingly, ETFs have risks similar to those of stocks and are subject to market volatility. Investment returns may fluctuate so that invested shares, when redeemed or sold, may be worth more or less than their original cost. ETFs may include, among others, the PowerShares QQQ, Standard & Poor’s Depositary Receipts (SPDRS), the DIAMONDS Trust, and other ETF’s as determined from time to time by	DCA’s investment in other funds is limited to its investment in money market funds for cash management or defensive investment purposes.

DCA	ZF	Differences
the Investment Adviser.The Fund may also invest in other closed-end investment companies if the Adviser believes that such investments will further the Fund’s investment objective. If the Fund purchases shares of another investment company at a discount which subsequently declines, the performance of such investment generally would be better than if the Fund had purchased the underlying portfolio investments of such other investment company. Such investments in other investment companies will constitute less than 10% of the Fund’s net assets.
Common Stock: The Fund may invest in Common stock. Common stock represents the residual ownership interest in the issuer.	Common Stock: The Fund may invest in Common stock.	No material differences.
Convertible Securities: The Fund may invest in convertible securities and synthetic convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.	Convertible Securities: The Fund may invest in convertible securities and synthetic convertible securities.	No material differences.
Credit Quality: With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade (Baa or lower) by Moody’s Investors Services Inc. (“Moody’s”), (BBB or lower) by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Adviser.	Credit Quality: Non-convertible debt securities other than U.S. Government Securities are expected to be limited to those that are investment grade, as of the date of purchase. The Fund does not currently own, and has no current plans to acquire, any bonds which are not investment grade.	ZF debt investment is limited to investment grade.

DCA	ZF	Differences
Debt Securities: The Fund may invest in debt securities. The Fund may also invest in loans and loan participations. The Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities.	Debt Securities: The Fund may also invest in bonds or other forms of debt instruments that appear to present opportunities for capital appreciation through anticipated or potential decreases in interest rates or market recognition of improved creditworthiness. These instruments may include U.S. Government Securities, as well as other bonds or forms of fixed-income securities. The Investment Adviser will select debt securities primarily on the basis of certain monetary analysis techniques and indicators. Non-convertible debt securities other than U.S. Government Securities are expected to be limited to those that are investment grade, as of the date of purchase. The Fund has no current plans to acquire any bonds which are not investment grade.	ZF does not invest in loans and loan participations, and debt investment is limited to investment grade.
Derivatives: The Fund may use various derivative instruments, such as exchange-listed and over-the-counter put and call options, future contracts, options on futures contracts, swaps, caps, floors or collars, to earn income, generate investment return, facilitate portfolio management and mitigate risks. The Fund may also seek to gain exposure to securities, indices or baskets of securities by investing in derivative instruments such as swap agreements.	Derivatives: In an effort to meet the Fund’s investment objective, the Fund may use the following investment methods when such use is deemed appropriate: purchasing and selling stock index and other futures contracts and purchasing options on such futures, and purchasing and writing listed put and call security options and options on stock indexes.	DCA may invest more extensively in derivatives.
Emerging Markets: The Fund may invest in securities of issuers located or doing business in developing or “emerging market” countries. The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging market countries.	Emerging Markets: No equivalent policy.	ZF does not generally invest in these securities.

DCA	ZF	Differences
Foreign Issuers: The Fund may invest without limit in securities of foreign issuers. The Fund may seek to gain exposure to foreign issuers by investing in derivative instruments, including swap agreements.	Foreign Securities: The Fund may invest up to 20% of its net assets in securities of foreign issuers.	ZF may invest up to 20% of net assets, while DCA may invest without limit.
Forward Foreign Currency Contracts: In the event that the Funds execute a foreign security transaction, the Funds may enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency.	Foreign Currency Transactions: The Fund may also enter into foreign currency transactions in connection with its investment activity in foreign securities.	No material differences.
Illiquid Securities: The Fund may invest without limit in illiquid securities (i.e. securities that are no readily marketable). Illiquid securities may include, but are not limited to, restricted securities, securities that may only be resold pursuant to Rule 144A under the 1933 Act, as amended and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include interests in senior, senior subordinated or subordinated debt obligations.	Illiquid Securities: No equivalent policy.	ZF does not generally invest in these securities.
Industry Concentration: The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in securities of issuers having their principal business activities in the same industry.	Industry Concentration: The Fund may not purchase securities which would cause 25% or more of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one particular industry or group of related industries. This investment restriction does not apply to investments in U.S. Government Securities.	No material differences.
Interest Rate Hedging Transactions: The Fund may enter into interest rate hedging transactions to hedge against interest rate risks inherent in its underlying investments and use of leverage.	Interest Rate Hedging Transactions: No equivalent policy.	ZF invests primarily in equity securities, so interest rate hedging is less significant than for DCA.

DCA	ZF	Differences
Lending: The Fund may not make loans, except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, CMBS, commercial mortgages and mortgage loan participations.	Lending: The Fund may not make loans of money, except to the extent permitted by the Investment Company Act of 1940, as amended. The Fund may lend portfolio securities, generally on a short-term basis, to brokers or dealers in corporate or governmental securities, banks or other institutional borrowers of securities, and financial institutions as a means of earning income. A borrower of securities from the Fund must maintain with the Fund cash or U.S. Government Securities equal to at least 100% of the market value of the securities borrowed. The Fund may not lend portfolio securities if such loan would cause the aggregate amount of all outstanding securities loans to exceed 20% of the current market value of the Fund’s net assets.	No material differences.
Leverage: The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may also enter into derivatives transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage, although such leveraging effect is not limited by the percentage restrictions contained in this paragraph, provided that the Fund “covers” its obligations under such transactions. See “Leverage.”The Fund may vary its use of leverage in response to changing market conditions and the Fund may significantly reduce or not utilize leverage for a period of time if it determines that the costs of leverage either would exceed the return that it anticipates on the securities	Leverage: The Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowings from banks on an unsecured basis and investing the borrowed funds. In addition, the Fund may borrow to finance share repurchase or tender offer transactions when its shares are trading at a discount of 10% or more from their net asset value. Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will only be made to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. The Fund also employs leverage in the form of borrowing on margin and/or using proceeds from shorts. The Fund may enter	DCA may use more extensive forms of leverage.

DCA	ZF	Differences
purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than the Fund could obtain over time without leverage.	from time to time into reverse repurchase agreements.
Mortgage-Related and Asset Backed Securities: The Fund may invest in mortgage-related and asset-backed securities including mortgage pass-through securities, CMBS, CRE CDOs, CLOs and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other assets. These investments may include subordinate classes including the “equity” or first loss class.	Mortgage-Related and Asset Backed Securities: No equivalent policy.	ZF does not invest in these securities.
Preferred Securities: The Fund may invest in preferred securities and convertible preferred securities. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in payment of dividends and liquidation of a company’s assets.	Preferred Securities: The Fund may invest in preferred securities and convertible preferred securities.	No material differences.
Real Estate: The Fund may not purchase or sell real estate, except that the Fund may invest in securities of real estate companies, including real estate investment trusts (“REITs”) and securities secured by real estate or interests therein (including commercial mortgage-backed securities (“CMBS”) and commercial mortgages), and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	Real Estate: The Fund may not purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or real estate interests or issued by companies which invest in real estate or real estate interests.	No material differences.

DCA	ZF	Differences
Repurchase Agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.	Repurchase Agreements: The Fund may from time to time acquire U.S. Government Securities and concurrently enter into so-called “repurchase agreements” with the seller, a member bank of the Federal Reserve System or primary dealers in U.S. Government Securities, whereby the seller agrees to repurchase such securities at the Fund’s cost plus interest within a specified time (usually on the next business day). Repurchase agreements offer a means of generating income from excess cash that the Fund might otherwise hold. Delays in payment or losses may result if the other party to the agreement defaults or becomes bankrupt. The Fund’s repurchase agreements must be fully backed by collateral that is marked to market, or priced, each day.	ZF limits repurchase agreements to U.S. government securities.
Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Leverage” and “Risks of the Fund — Leverage Risk,” since the proceeds derived from such reverse repurchase agreements	Reverse Repurchase Agreements: The Fund may enter from time to time into reverse repurchase agreements whereby the Fund sells an underlying debt instrument and simultaneously obtains the commitment of the purchaser, a commercial bank or a broker or dealer, to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of the underlying securities will be required to be maintained at a level at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or	No material differences.

DCA	ZF	Differences
may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.	evidence of book entry transfer by its custodian. The Fund will establish a segregated account with the Fund’s custodian, in which the Fund will maintain cash and U.S. Government Securities or other high grade debt obligations at least equal in value to the total amount of the repurchase obligation, including accrued interest. The value of the segregated securities will be marked-to-market on a daily basis to ensure that such value is maintained. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such will be subject to the restrictions on borrowing described in the SAI under “Investment Restrictions.”

DCA	ZF	Differences
Senior Securities and Borrowing: The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary or emergency purposes.	Senior Securities and Borrowing: The Fund may not issue senior securities in contravention of the 1940 Act. The Fund may not borrow money (through reverse repurchase agreements or otherwise), except in an amount not greater than 33 1/3% of the Fund’s total assets	No material differences.
Temporary Defensive Positions: When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, investment grade securities, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.	Temporary Defensive Positions: If the Adviser believes that the investment environment is particularly uncertain or unfavorable and justifies such a defensive position, then little, if any, of the Fund’s assets, during the existence of such circumstances, may consist of equity securities, with the balance of the Fund’s assets held in cash or investments in money market instruments. The money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Treasury or U.S. government or its agencies or instrumentalities, commercial paper rated A-1 or higher by Standard & Poor’s Corporation (“S&P”) or Prime-1 or higher by Moody’s Investors Service, Inc. (“Moody’s”), commercial paper not rated but issued by companies that have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P and certificates of deposit, bankers’ acceptances and other short-term obligations issued by domestic branches of U.S. banks that are insured by the Federal Deposit Insurance Corporation and have assets in excess of $500 million.	No material differences.
U.S. Government Securities: The Fund will generally invest in U.S. government securities, which are those securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S.	U.S. Government Securities: The money market instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Treasury or U.S. Government or its agencies or instrumentalities.	DCA may invest more extensively in fixed income and U.S. Government securities.

DCA	ZF	Differences
Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.	The Fund may also invest in bonds or other forms of debt instruments that appear to present opportunities for capital appreciation through anticipated or potential decreases in interest rates or market recognition of improved creditworthiness, which may include U.S. Government Securities.
Non-Fundamental Policies and Restrictions:
DCA	ZF	Differences
Commodities: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Fund may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.	Commodities: The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.	No material differences.
Margin Transactions: The Fund may not purchase securities on margin, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof, or any exemptions therefrom which may be granted by the SEC.	Margin Transactions: The Fund has no investment restriction regarding purchasing securities on margin, other than the limitations imposed on all closed-end funds under Section 12(a) and Section 18 of the 1940 Act.	No material differences.
Other Investment Companies: The Fund may not invest in securities of other investment companies, except that the Fund may (a) acquire securities of investment companies up to the	Other Investment Companies: The Fund has no investment restriction regarding investments in the securities of other investment companies, other than the limitations imposed on	No material differences.

DCA	ZF	Differences
limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation, or similar transaction.	all closed-end funds under Section 12(d) of the 1940 Act.
Short Sales: The Fund may not engage in short sales except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof, or any exemptions therefrom which may be granted by the SEC.	Short Sales: The Fund has no investment restriction regarding short sales.	No material differences.

RISKS OF THE FUNDS
The Funds are closed-end management investment companies designed primarily as long-term investments and not as trading vehicles. The Funds are not intended to be complete investment programs and, due to the uncertainty inherent in all investments, there can be no assurance that the Funds will achieve their investment objectives. The following are the principal risks of investing in each Fund, and if the Reorganization is consummated, the risks of DCA will remain in effect:
Anti-Takeover Provisions.   Certain provisions of DCA’s Declaration of Trust or ZF’s Articles of Incorporation could have the effect of limiting the ability of entities or persons to acquire control of each Fund or to modify each Fund’s structure. The provisions may have the effect of depriving shareholders of an opportunity to sell shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of each Fund to an open-end investment company.
Asset-Backed Securities Risk (DCA only).   DCA may invest in structured products, including collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the each Fund.
Certain structured products may be thinly traded or have a limited trading market. CBOs, CLOs and other CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CBOs, CLOs and CDOs may be characterized by each Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with debt securities discussed herein, CBOs, CLOs and CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CBOs, CLOs and CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note. DCA’s current investment in equity tranches of CLO’s are particularly subject to these risks.
Below Investment Grade Securities Risk.   DCA may invest without limit in securities that at the time of investment are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these securities are sometimes referred to as “junk bonds.” These securities are subject to a greater risk of default. A security will be considered to be below investment grade if, at the time of investment, such security has a rating lower than “Baa” by Moody’s, lower than “BBB” by S&P or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Adviser or Subadviser to be of comparable quality.
Below investment grade securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities, and a Fund’s ability to achieve its investment objectives may, to the extent the Fund is invested in below investment grade securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.
Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Yields on below investment grade securities will fluctuate if the issuer of below investment grade securities defaults, and a Fund may incur additional expenses to seek recovery.
The secondary markets in which below investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which a Fund could sell a particular below investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for below investment grade securities.
ZF does not currently own, and has no current plans to acquire, any bonds which are not investment grade.
Call/Put Spread Risk.   Each Fund may enter into options on indexes. Options on indexes provide the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. Buying and selling call and put option spreads on the SPX Index involves the risk of loss of the premium when buying, can limit upside participation and increase downside losses.
Commercial Mortgage Loan Risk (DCA only).   Commercial mortgage loans are subject to risks of delinquency and foreclosure and risks of loss that may be greater than similar risks associated with loans made on the security of single family residential property.
The ability of a borrower to repay a loan secured by a property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage loan held directly by DCA, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have an adverse effect on the Fund’s cash flow from operations and limit amounts available for distribution to shareholders. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Foreclosure of a mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.
Investments in mezzanine loans involve a higher degree of risk than long-term senior mortgage lending secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on a mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.
Convertible Securities Risk.   Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
Counterparty Risk.   Each Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased or interest rate transactions entered into by each Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Credit Risk.   Credit risk is the risk that a security in each Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.
Cybersecurity Risk.   With the increased use of technologies such as the Internet to conduct business, the Funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Funds or their service providers (including, but not limited to, the Funds’ Adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Funds. Any such cybersecurity breaches or losses of service may cause the funds to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Funds and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investments in such issuers to lose value.
Debt Risk.   Debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Default Risk.   Default risk refers to the risk that a company that issues a debt security or engages in other forms of borrowing will be unable to fulfill its obligations to repay principal and interest. The lower the debt is rated, the greater the default risk.
Derivatives Risk.   Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. Each Fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. Each Fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.
Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.
Derivative contracts entered into for hedging purposes may also subject a Fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the Adviser’s and Subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.
As an investment company registered with the SEC, each Fund is required to identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If a Fund investing in such instruments has insufficient cash to meet such requirements, it may have to sell other investments, including at disadvantageous times.
Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect a Fund’s ability to invest in derivatives as the Fund’s Subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect a Fund by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has recently adopted new rules that will apply a new aggregation standard for position limit purposes, which may further limit a Fund’s ability to trade futures contracts and swaps.
There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Fund or its Adviser and/or Subadviser(s) to comply with particular regulatory requirements.
Emerging Markets Risk.   DCA may invest in securities of issuers located or doing business in developing or emerging market countries. Foreign securities risk may be particularly high to the extent that a Fund invests in securities of issuers located in or securities denominated in currencies of emerging market countries. These investments entail all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include:
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greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;

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the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and

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certain national policies which may restrict each Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on market conditions and on the prices and yields of securities in each Fund’s portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).
Investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain securities and increase the costs and expenses of a Fund. Certain foreign countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.
Environmental Risk.   In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.
Equity Securities Risk.   The value of the U.S. and foreign equity securities in which each Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect each Fund’s net asset value per share, which will fluctuate as the value of the securities held by each Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities held by each Fund. Also, the price of equity securities are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by each Fund.
Foreign Currency Risk.   Although each Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when each Fund invests in foreign securities, it will be subject to foreign currency risk, which means that each Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Each Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or Subadviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which each Fund may invest, currency hedging opportunities may not be available.
Foreign Securities Risk.   Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:
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adverse foreign economic, financial, political and social developments including the possibility of expropriation, nationalization, and confiscatory taxation risks;

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different legal systems and less government supervision;

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the possible imposition of exchange controls or other foreign governmental laws, restrictions or regulation changes;

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restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations;

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changes in currency exchange rates;

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less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

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high and volatile rates of inflation;

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fluctuating interest rates;

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different accounting, auditing and financial record-keeping standards and requirements; and

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in some cases, less efficient settlement practices, including extended clearance and settlement periods.

Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of each Fund’s assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. Each Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
Investments in foreign securities will expose each Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which each Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as the growth of gross domestic product, the rates of inflation, capital reinvestment, self-sufficiency and balance of payments position.
From time to time, certain of the companies in which each Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, each Fund will be indirectly subject to those risks.
These risks are more pronounced to the extent that a Fund invests a significant portion of its non-U.S. investments in one region, or in smaller, emerging markets.
As a result of these potential risks, the Adviser or Subadviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. Each Fund may invest in countries in which foreign investors, including the Adviser or Subadviser, have had no or limited prior experience.
Industry/Sector Concentration Risk (DCA only).   The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector. Events negatively affecting the market sectors in which the Fund has invested are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly. At times, the performance of investments in those industries may lag the performance of other sectors or the market as a whole.
Inflation/Deflation Risk.   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline and the dividend payments on any preferred shares issued by each Fund, or interest payments on any borrowings may increase. In addition, during any periods of rising inflation, the dividend rates for any preferred shares issued by each Fund would likely increase, which would tend to further reduce returns to holders of common shares. Deflation risk is the risk that prices throughout the economy may decline over time, which is the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of each Fund’s portfolio.
Interest Rate Risk.   Interest rate risk is the risk that fixed income securities such as preferred and debt securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will decline, and vice versa. Each Fund’s investment in such securities means that the net asset value and market price of the common shares may tend to decline if market interest rates rise.
During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, each Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Market interest rates for investment grade fixed income securities in which each Fund may invest have recently declined significantly and the United States continues to experience historically low interest rate levels. A low interest rate environment may have an adverse impact on each Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments.
However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Funds will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and a Fund’s share price to decline or create difficulties for the Fund in disposing of investments. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. A Fund could also be forced to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. Each Fund may experience increased portfolio turnover because of these policy changes, which will increase the costs that the Fund incurs and lower the Fund’s performance.
Interest Rate Transactions Risk.   Each Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short- term interest rates. A decline in interest rates may result in a decline in net amounts receivable by each Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by each Fund to the counterparty under the swap), which may result in a decline in the net asset value of each Fund.
Investment Risk.   An investment in each Fund is subject to investment risk, including the possible loss of the entire amount that you invest.
Leverage Risk.   Each Fund reserves the flexibility to issue preferred shares, borrow money or issue debt securities. Leverage risk is the risk associated with the issuing of preferred shares, borrowing of funds or other investment techniques that may expose each Fund to financial leverage. Preferred shares issued by each Fund or other Fund indebtedness (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to common shareholders, but it is a speculative technique in that it will increase each Fund’s exposure to declines in cash flows from and decreases in market values of each Fund’s assets. Unless the income and capital appreciation, if any, on securities acquired with funds received from leverage exceeds the cost of the leverage, the use of leverage will diminish the investment performance of the common shares. Successful use of leverage depends on the Adviser’s or Subadviser’s ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.
Capital raised through borrowings or the issuance of preferred shares will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of such borrowing or issuances of preferred shares. The issuance of preferred shares by each Fund would involve offering expenses and other costs, including dividend payments, which would be borne by the common shareholders. Each Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares issued could reduce cash available for dividends on common shares. Increased operating costs, including the financing cost associated with any leverage, may reduce each Fund’s total return.

The rights of lenders and holders of preferred shares and debt securities issued by each Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or upon liquidation. Holders of preferred shares will have voting rights in addition to and separate from the voting rights of common shareholders.
The terms of any preferred shares issued by each Fund, borrowing or other indebtedness may impose asset coverage requirements, dividend limitations and voting right requirements on each Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on each Fund’s portfolio composition or on its use of various investment techniques or strategies. Each Fund may be further limited in any of these respects by guidelines established by any rating agencies that issue ratings for debt securities or preferred shares issued by each Fund. These requirements may have an adverse effect on each Fund. For example, limitations on each Fund’s ability to pay dividends or make other distributions could impair its ability to maintain its qualification for treatment as a regulated investment company for U.S. federal tax purposes. To the extent necessary, each Fund intends to repay indebtedness or to purchase or redeem preferred shares to maintain the required asset coverage. Doing so may require each Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser or Subadviser in managing each Fund’s portfolio in accordance with each Fund’s investment objectives and policies. For additional information about leverage, see “Leverage.”
While each Fund may from time to time consider increasing or reducing leverage in response to actual or anticipated changes in market conditions and interest rates there can be no assurance that each Fund’s leverage strategy will benefit the holders of common shares. Changes in market conditions and the future direction of interest rates are very difficult to predict accurately. If each Fund were to change its leverage strategy based on a prediction about future market conditions and/or changes to interest rates, and that prediction turned out to be incorrect, the leverage strategy would likely negatively impact the income and/or total returns to holders of common shares relative to the circumstance where each Fund had not changed its leverage strategy.
Each Fund may also enter into derivative transactions, including total return swaps in the case of DCA, that may in certain circumstances produce effects similar to leverage. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When each Fund uses derivatives for leverage, investments in each Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Each Fund manages some of its derivative positions by segregating or “earmarking” an amount of cash or liquid securities equal to the face value of the positions. Each Fund may also offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that each Fund does not segregate or “earmark” liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that each Fund may not enter into any such transaction if each Fund’s borrowings would thereby exceed 33 1/3% of its total assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, each Fund may perform as if it is leveraged.
Some of each Fund’s portfolio securities, including real estate company securities and the securities of other investment companies, and asset-backed securities in the case of DCA, may also be leveraged and will therefore be subject to the leverage risks described above. However, the restrictions of the 1940 Act will likely not apply to any leverage employed by each Fund’s portfolio securities. This additional leverage may, under certain market conditions, reduce the net asset value of each Fund’s common shares and the returns to the holders of common shares.
Management Risk.   Each Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates. The Adviser or Subadviser will apply investment techniques and risk analysis in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired results.

Market Risk.   Your investment in common shares represents an indirect investment in the common stock, preferred securities and other securities owned by each Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Each Fund may utilize leverage, which magnifies the market risk. See “Leverage Risk” above.
Market Volatility Risk.   The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Instability in the financial markets has exposed each Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the Funds themselves are regulated, which could limit or preclude a Fund’s ability to achieve its investment objective.
Mortgage-Related and Other Real Estate Asset-Backed Securities Risk (DCA only).   Many of the risks of investing in CMBS, CRE CDOs and other real estate asset-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. The value of CMBS, CRE CDOs and other real estate asset-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole.
The value of some mortgage- or asset-backed securities, including CMBS and CRE CDOs, may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
In addition to the normal risks generally associated with real estate markets and the other risks discussed in this section, CMBS and CRE CDOs are also subject to several risks created through the securitization process. Special servicer conflicts of interest arise due to the fact that junior note holders, who are represented by a special servicer who deals with delinquent loans in the CMBS collateral pool, benefit from a postponement of the write-down of a loan because it results in loss of principal and interest payable. Most CMBS transactions address this conflict with specific guidelines regarding write-downs of specially serviced loans. Subordinate CMBS and subordinated tranches of CRE CDOs are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on subordinate CMBS and CRE CDOs will not be fully paid. Subordinate securities of CMBS and CRE CDOs are also subject to greater credit risk than those CMBS and CRE CDOs that are more highly rated.
Non-Diversified Risk (DCA only).   DCA is classified as a “non-diversified” investment company under the 1940 Act, which means each Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. See “Taxation.” To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of the Fund’s total assets will be invested in cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the market value of the Fund’s total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Because the Fund may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to shareholders than an investment in a diversified company. DCA intends to comply with the diversification requirements of the Code applicable to regulated investment companies.
Operational Risk.   An investment in a Fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.
Preferred Securities Risk.   There are special risks associated with investing in preferred securities, including:
Deferral and Omission.   Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If each Fund owns a preferred security that is deferring or omitting its distributions, each Fund may be required to report income for U.S. federal tax purposes although it has not yet received such income.
Subordination.   Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
Liquidity.   Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.
Limited Voting Rights.   Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.
Call Risk.   Preferred securities may be redeemed beginning on their call date. If securities are called, each Fund may be forced to reinvest in securities with a lower yield, which would result in a decline in income.
Special Redemption Rights.   In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by each Fund.
New Types of Securities.   From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. Each Fund reserves the right to invest in these securities if the Adviser or Subadviser believes that doing so would be consistent with each Fund’s investment objectives and policies. Since the market for these instruments would be new, each Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.
Reinvestment Risk.   Each Fund, directly and/or through its investment in debt securities, will be exposed to reinvestment risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to repay principal earlier than scheduled. For fixed-income securities, such payments often occur during periods of declining interest rates, forcing reinvestment in lower yielding securities. Non-investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a non-investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Restricted and Illiquid Securities Risks.   Illiquid securities may be difficult to dispose of at a fair price at the times when each Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that each Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser’s or Subadviser’s judgment as to value will often be given greater weight than market quotations, if any, exist. If market quotations are not available, illiquid securities will be valued in accordance with procedures established by each Fund’s Board, including the use of outside pricing services. Investment of each Fund’s capital in illiquid securities may restrict each Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which each Fund’s operations require cash and could result in each Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.
Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, may limit each Fund’s ability to dispose of them and may lower the amount each Fund could realize upon their sale. To enable each Fund to sell its holdings of a restricted security not registered under the 1933 Act, each Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by each Fund with the issuer at the time each Fund buys the securities. When each Fund must arrange registration because each Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that each Fund could sell it. Each Fund would bear the risks of any downward price fluctuation during that period.
Risk of Market Price Discount from Net Asset Value.   Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their common shares in a relatively short period following completion of this offering. Each Fund cannot predict whether the common shares will trade at, above, or below net asset value. Net asset value will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by each Fund.
Smaller Company Risk.   Each Fund may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than, and at times will perform differently from, larger, more established companies’ stock.
Short Sales Risk (ZF only).   The Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.
When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.
Tax Risk.   Each Fund’s investment program and the tax treatment of a Fund’s distributions may be affected by IRS interpretations of the Code and future changes in U.S. federal tax laws and Treasury Regulations.
Rules governing the U.S. federal income tax aspects of certain derivatives, swap agreements, including credit default swaps and other credit derivatives are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of each Fund as a regulated investment company might be affected. If each Fund were to fail to qualify as a regulated investment company in any year, then each Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates.
Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which each Fund will be able to engage in certain transactions involving derivatives.
The tax treatment of swap agreements and other derivatives may also be affected by future Treasury Regulations and/or guidance issued by the IRS that could affect the character and/or the amount of each Fund’s taxable income or gains. In such an event the amount of each Fund’s taxable distributions may either increase or decrease.
In addition, each Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for each Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of each Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”
Each Fund may invest in the stock of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). The application of the rules relating to the taxation of investments in PFICs may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to shares and may also affect the amounts that must be distributed to shareholders. Further, in some cases each Fund itself may be subject to tax as a result of investments in PFICs. The amount of distributions that would be taxed to shareholders as ordinary income may be increased substantially as compared to a fund that did not invest in PFICs.
Under the Code certain gains or losses attributable to fluctuations in foreign currency exchange rates generally are treated as ordinary income or ordinary loss that may increase or decrease the amount of each Fund’s net investment income to be distributed to its shareholders as ordinary income.
U.S. Government Securities Risk.   U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in each Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when each Fund’s average maturity is longer, under certain market conditions each Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

MANAGEMENT OF THE FUNDS
Information About Trustees and Officers
The business and affairs of DCA and ZF are managed under the direction of each Fund’s Board. Information pertaining to the Trustees and officers of DCA is set forth under “Proposal 1” of the Second Special Meeting below.
Investment Adviser and Subadvisers
Adviser
Virtus Investment Advisers, Inc. (“VIA”) serves as investment adviser to DCA and ZF, and will continue to serve as the investment adviser to the combined fund. VIA is located at 100 Pearl Street, Hartford, CT 06103, and is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business. VIA has been an investment adviser for over 80 years and acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients, with assets under management of approximately $25.0 billion as of June 30, 2016. VIA is responsible for managing each Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s Subadvisers and recommending their hiring, termination and replacement.
Subadvisers
Duff  & Phelps Investment Management Co. (“DPIM” or “Duff  & Phelps”), an affiliate of VIA and an indirect, wholly-owned subsidiary of Virtus, is the subadviser for the equity portfolio of each Fund. DPIM is located at 200 S. Wacker Drive, Suite 500, Chicago, IL 60606. DPIM acts as subadviser to mutual funds and as adviser or subadviser to closed-end mutual funds and to institutional clients. DPIM (together with its predecessor) has been in the investment advisory business for more than 70 years. As of June 30, 2016, DPIM had approximately $9.98 billion in assets under management on a discretionary basis.
Newfleet Asset Management, LLC (“Newfleet”), also an affiliate of VIA and an indirect, wholly-owned subsidiary of Virtus, is the subadviser for the fixed income portfolio of each Fund. Newfleet is located at 100 Pearl Street, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as adviser to institutions and individuals. As of June 30, 2016, Newfleet had approximately $11.40 billion in assets under management. Newfleet has been an investment adviser since 1989.
DPIM and Newfleet (each a “Subadviser”) provide investment advice with respect to their relevant portion of each Fund’s assets, as determined by VIA.
Code of Ethics
Pursuant to Rule 17j-1 under the 1940 Act, DCA, VIA and the Subadvisers have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of their respective codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
DCA’s Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. DCA’s code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting
VIA and the Subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how DCA voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.
PORTFOLIO MANAGERS
Portfolio Management
DCA is managed by a team of portfolio managers from the Subadvisers. DPIM is the subadviser for the equity portfolio of the Fund, and Newfleet is the subadviser for the fixed income portfolio of the Fund. Biographical information regarding each Subadviser’s portfolio management team is set forth below:
DPIM Portfolio Management Team
Randle L. Smith, CFA
Mr. Smith has been a Senior Managing Director since 2014 and Senior Vice President of Duff  & Phelps since January 1998. Currently he is a Co-Portfolio Manager for the Virtus Global Infrastructure Fund and senior global electric analyst for the DNP Select Income Fund Inc. He was a Managing Director of Duff  & Phelps from 1996-1998. From 1990-1995, Mr. Smith was employed by Duff  & Phelps Investment Research Co., where he served as a Managing Director (1995), a Vice President (1992-1994), an Assistant Vice President (1991) and an Analyst (1990). Mr. Smith concentrates his research on the global electrical and natural gas industries. Mr. Smith is a Chartered Financial Analyst (CFA) charter holder and a member of the CFA Society of Chicago. He has been working in the investment industry since 1990.
Connie M. Luecke, CFA
Ms. Luecke has been a Senior Managing Director since 2014 and Senior Vice President of Duff  & Phelps since January 1998. Currently, she is a Co-Portfolio Manager for the Virtus Global Infrastructure Fund and the senior telecommunications analyst for the DNP Select Income Fund Inc. She was a Managing Director of Duff  & Phelps from 1996-1998. From 1992-1995, Ms. Luecke was employed by Duff & Phelps Investment Research Co., where she served as a Managing Director (1995), a Vice President (1994), an Assistant Vice President (1993) and an Analyst (1992). Ms. Luecke concentrates her research on the global telecommunications and transportation infrastructure industries. She is a Chartered Financial Analyst (CFA) charter holder, a member of the CFA Society of Chicago, and a past president of the Utility and Telecommunications Securities Club of Chicago. She has been working in the investment industry since 1983.
Newfleet
David L. Albrycht, CFA
Mr. Albrycht is president and chief investment officer of Newfleet. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991. He holds the Chartered Financial Analyst designation and has been working in the investment industry since 1985.
Mr. Albrycht is the portfolio manager of the Virtus Multi-Sector Short Term Bond Fund since 1993, Virtus Multi-Sector Intermediate Bond Fund since 1994, Virtus Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus High Yield Fund since 2011, Virtus Bond Fund, Virtus Balanced Fund, and Virtus Low Duration Income Fund since 2012, Virtus Strategic Income Fund since 2014 and Virtu Credit Opportunities Fund since 2015. He also manages several variable investment options and is co-manager of two closed-end funds, DCA and Virtus Global Multi-Sector Income Fund (NYSE: VGI).

Other Accounts Managed by Portfolio Managers
The following table provides information as of November 30, 2015, regarding any other accounts managed by the portfolio managers and portfolio management team members for DCA. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.
Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets ($)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance ($)
Connie Luecke	Registered Investment Companies:	1	124M	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
Randle Smith	Registered Investment Companies:	1	124M	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
David L. Albrycht	Registered Investment Companies:	16	10.3B	2	140M
	Other Pooled Investment Vehicles:	1	27M	0	0
	Other Accounts:	0	—	—	—
Conflicts of Interest
There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Subadviser is required to certify its compliance with these procedures to the Board on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.
Portfolio Management Team Compensation
Virtus and certain of its affiliated investment management firms, including Duff  & Phelps and Newfleet, among others (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.
Following is a more detailed description of Virtus’ compensation structure.
Base Salary.   Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus.   Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.
While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.
Other benefits.   Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.
In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.
Portfolio Manager Securities Ownership
For the most recently completed fiscal year ended November 30, 2015, beneficial ownership of shares of DCA by Ms. Luecke and Messrs. Smith and Albrycht are as follows.
Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Connie Luecke	$10,001 – $50,000
Randle Smith	None
David L. Albrycht	None
PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to the supervision of the Board and VIA, DPIM and Newfleet are responsible for decisions to buy and sell securities for the portions of DCA’s assets under their respective management and negotiation of their brokerage commission rates. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In over-the-counter markets, the Fund intends to deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which the Fund’s Trustees and/or officers are affiliated. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.
In selecting a broker to execute each particular transaction, the Subadvisers will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. As such, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and subject to such policies and procedures as the Trustees may determine, the Subadvisers may cause the Fund to pay a broker or dealer that provides brokerage and research services to a Subadviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Subadviser’s overall responsibilities to the Fund and its other clients. A Subadviser may give consideration to research, statistical and other services furnished by broker-dealers to the Subadviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers.
The investment management fee paid by the Fund to a Subadviser is not reduced as a consequence of the Subadviser’s receipt of research and investment information provided by executing brokers; however, the Subadviser may, through the use of the research, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff. The research received may be useful and of value to a Subadviser in serving both the Fund and other clients of the Subadviser; accordingly, not all of the research provided by brokers through which the Fund effects securities transactions may be used by a Subadviser in connection with the Fund.
The Subadvisers may also select brokers to execute portfolio transactions. In the over-the-counter market, the Fund will generally deal with responsible primary market makers unless a more favorable execution can otherwise be obtained through brokers.
The Fund may not buy securities from, or sell securities to, an affiliate acting as principal. The Fund’s Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which affiliates are participants.
DIVIDENDS AND DISTRIBUTIONS
Distributions
The dividends and distribution policy of the Funds are similar but vary in their target distribution per share. ZF targets a quarterly distribution that is approximately 10% of the Fund’s net asset value on an annualized basis, while DCA has a target distribution that is fixed at $0.10 per share each quarter. The DCA Board has determined that, subject to shareholder approval of the Reorganization, DCA will increase the dollar amount of its quarterly per share distribution to the approximate equivalent of ZF’s current distribution rate. Although ZF shareholders will receive approximately the same dollar amount in quarterly distributions immediately after the Reorganization as they do currently, the distribution policy will change from paying distributions based upon a fixed percentage of net asset value to paying distributions based upon a fixed dollar amount.
The Funds intend to make dividend distributions each quarter to shareholders. The dividend rate may be modified by the Board from time to time. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date. Distributions paid by the Funds are subject to recharacterization for U.S. federal income tax purposes. A portion of the distributions paid by the Funds may be reclassified to return of capital and long-term capital gains upon the final determination of the Funds’ taxable income for the year. Net realized gains, unless offset by any available capital loss carryforward, are generally distributed to shareholders annually, although net realized gains may be retained by the Funds in certain circumstances.
Dividend Reinvestment Plan
Each Fund maintains an automatic Dividend Reinvestment Plan (the “Plan”) commonly referred to as an “opt out” plan. Each of the Funds’ shareholders will have all distributions of dividends and capital gains automatically reinvested in additional common shares by Computershare Trust Company, N.A. as administrator of the Plan (the “Plan Administrator”), unless such shareholder elects to receive cash. Shareholders will have their dividends and distributions reinvested in additional common shares purchased in the open market or issued by each Fund through the Plan, unless they elect to have their dividends and other distributions paid in cash. Shareholders whose common shares are held in the name of a bank, a broker or nominee should contact the bank, broker or nominee to ensure that their account is properly represented. If necessary, shareholders may have their shares taken out of the name of the broker, bank or nominee and register them in their own name.

The Plan Administrator serves as administrator of the Plan. After a Fund declares a dividend or makes a capital gain distribution, the Plan Administrator will either (i) receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Administrator will receive cash from the Fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Administrator will receive the dividend or distribution in newly issued common shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of common shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value on the payable date or (ii) 95% of the market price on such date.
Participants in the Plan may terminate their participation in the Plan by contacting the Plan Administrator. Such termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Nonparticipants in the plan, either from withdrawal from the Plan or upon termination of the Plan as provided below, will receive cash.
The Plan Administrator’s fees for the handling of reinvestment of dividends and other distributions will be paid by each Fund. Each participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.
The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal income tax that may be payable or required to be withheld on such dividends or distributions. See “Taxation.”
Each Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Administrator by telephone at 1-866-270-7788.
MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
The following is a summary of certain federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of common stock of a Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.
It is a condition to the closing of the Reorganization that each of ZF and DCA receive an opinion from Sullivan & Worcester LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Sullivan & Worcester LLP will be based on federal income tax law in effect on the Closing Date. In rendering its opinion, Sullivan & Worcester LLP will also rely upon certain representations of the management of ZF and DCA and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the general federal income tax consequences of the Reorganization can be summarized as follows:
•
No gain or loss should be recognized by ZF or DCA by reason of the Reorganization.

•
No gain or loss should be recognized by a shareholder of ZF who exchanges all of its ZF shares of common stock solely for DCA shares of common stock pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares).

•
The aggregate tax basis of DCA shares of common stock received by a shareholder of ZF pursuant to the Reorganization should be the same as the aggregate tax basis of the shareholder’s ZF shares of common stock surrendered in exchange therefore (reduced by any amount of tax basis allocable to fractional DCA shares of common stock for which cash is received).

•
The holding period of DCA shares of common stock received by a shareholder of ZF pursuant to the Reorganization should include the holding period of the shareholder’s ZF shares of common stock surrendered in exchange therefor.

•
DCA’s tax basis in ZF’s assets received by DCA pursuant to the Reorganization should equal the tax basis of such assets in the hands of ZF immediately prior to the Reorganization, and DCA’s holding period for such assets should, in each instance, include the period during which the assets were held by ZF.

DCA intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.
On or prior to the Closing Date, ZF will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of ZF’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and such portion of its net tax-exempt interest income as is necessary to ensure that ZF maintains its status as a regulated investment company at all times up to and including the Closing Date. To the extent that such a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for Federal income tax purposes.
The ability of each Fund (and the combined fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, the financial performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. Information with respect to the Funds’ capital loss carryforwards is set forth below:
Capital Loss Amount (in thousands)
Expiration	DCA	ZF
2016	$43,964	—
2017	$57,671	—
2018	$12,736	—
Unlimited (Short-Term)	—	—
Unlimited (Long-Term)	—	—
Total	$114,371	—

DCA will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of ZF, but DCA will be subject to the tax loss limitation rules described below because, as the smaller fund involved in the Reorganization, it will be considered to undergo an ownership change for U.S. federal income tax purposes, and such limitations might be significant. For a Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of  (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, the unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.
Due to the operation of these tax loss limitation rules, it is possible that shareholders of DCA, or the combined fund, would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” were the Reorganization to occur), the timing and amount of future capital gains recognized by the combined fund if the Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of the Funds should consult their own tax advisors in this regard.
In addition, for five years beginning on the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.
NET ASSET VALUE
Each Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid) and less the liquidation preference of any outstanding preferred shares issued by the Fund, by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.
For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.
Readily marketable securities traded in the over the counter market, including listed securities whose primary market is believed by the Adviser to be over the counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board may deem appropriate to reflect their fair market value. However, certain fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over the counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.
Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.
With respect to single security total return swaps in which the “referenced security” is traded on a national securities exchange, the referenced security is valued as described above. In the event market quotations are not readily available for the referenced security, the “fair value” of the referenced security will be determined as described below. In addition to the price information on the referenced security, each Fund will confirm the daily receivable/payable balances from the swap counterparty in order to verify proper accrual information. The receivable/payable information and daily price are the factors in determining the value of the swap.
When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, the Fund may use a security’s fair value, as determined pursuant to procedures adopted by each Fund’s Board. Additionally, if the Adviser believes that the price of a security obtained under the valuation procedures discussed above does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices.
Certain fixed income obligations having remaining maturities greater than 60 days, for which there are no readily available market quotations or sales information (including, but not limited to, CLOs, CMBS, CRE CDOs and other real estate asset-backed securities and commercial loan participations), are valued by independent pricing services or assigned a value based on a daily quote obtained from a broker/dealer. The pricing methodologies used by such independent pricing services and broker/dealers are reviewed and approved by each Fund’s Board. The prices provided by independent pricing services and broker/dealers take into account institutional size trading in similar groups of securities, relevant market factors and any developments related to specific securities.
BENEFICIAL OWNERSHIP
As of September 22, 2016, the following owned beneficially or of record 5% or more of any class of shares of each Fund:
Outstanding Shares as of September 22, 2016
Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
DCA	Common	Unlimited
ZF	Common	200,000,000
SHARE PRICE DATA
Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases at a premium. Shares of closed-end investment companies, such as the Funds, may tend to trade on the basis of income yield on the market price of the shares, and the market prices may also be affected by investor perceptions of each Fund or the Investment Adviser, supply and demand for each Fund’s shares, general market and economic conditions and changes in each Fund’s distributions. As a result, the market price of each Fund’s common shares may be greater or less than the net asset value per share. Since the commencement of each Fund’s operations, each Fund’s shares of common stock have traded in the market at prices that were both above and below net asset value per share.

The following table sets forth the quarterly high and low closing share price for each Fund’s common shares on the NYSE and the corresponding net asset value and discount or premium to net asset value per share for the corresponding day for the last two full fiscal years of each Fund and the current fiscal year to date.
Virtus Total Return Fund
Quarter Ended	Min Price	Min NAV	Min Premium/Discount	Max Price	Max NAV	Max Premium/Discount
3/31/2014	$3.92	$4.75	-17.47%	$4.42	$5.06	-12.65%
6/30/2014	$4.31	$5.03	-14.31%	$4.80	$5.43	-11.60%
9/30/2014	$4.55	$5.15	-11.65%	$4.93	$5.41	-8.87%
12/31/2014	$4.23	$4.78	-11.51%	$4.75	$5.20	-8.65%
3/31/2015	$4.34	$4.91	-11.61%	$4.61	$5.06	-8.89%
6/30/2015	$4.41	$5.00	-11.80%	$4.84	$5.18	-6.56%
9/30/2015	$3.78	$4.57	-17.29%	$4.46	$5.05	-11.68%
12/31/2015	$3.61	$4.34	-16.82%	$4.06	$4.78	-15.06%
3/31/2016	$3.15	$3.92	-19.64%	$4.24	$4.64	-8.62%
6/30/2016	$4.10	$4.47	-8.28%	$4.62	$4.96	-6.85%
9/30/2016
The Zweig Fund, Inc.
Quarter Ended	Min Price	Min NAV	Min Premium/Discount	Max Price	Max NAV	Max Premium/Discount
3/31/2014	$13.79	$15.85	-13.00%	$15.19	$17.18	-11.58%
6/30/2014	$14.60	$16.46	-11.30%	$15.72	$17.60	-10.68%
9/30/2014	$14.96	$16.79	-10.90%	$15.93	$17.75	-10.25%
12/31/2014	$13.67	$15.66	-12.71%	$15.67	$17.76	-11.77%
3/31/2015	$14.68	$16.46	-10.81%	$15.83	$17.85	-11.32%
6/30/2015	$14.63	$16.81	-12.97%	$15.59	$17.63	-11.57%
9/30/2015	$12.60	$14.51	-13.16%	$14.77	$16.93	-12.76%
12/31/2015	$12.77	$14.81	-13.77%	$13.77	$15.62	-11.84%
3/31/2016	$11.07	$13.09	-15.43%	$12.95	$14.53	-10.87%
6/30/2016	$12.15	$13.56	-10.40%	$13.22	$14.42	-8.32%
9/30/2016
On September 30, 2016, each Fund’s net asset value per share, closing price on the NYSE and resulting market price premium/discount to net asset value was as follows.
	Net Asset Value per Share	NYSE Closing Price	Premium/Discount
DCA
ZF
Performance Information
The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.

Average Annual Total Returns as of September 30, 2016
Fund	Trailing 12-month distribution Yield based on September 30, 2016 NAV	One Year ended September 30, 2016 based on NAV	One Year ended September 30, 2016 based on Market Price	Five Year ended September 30, 2016 based on NAV	Five Year ended September 30, 2016 based on Market Price	Ten Year ended September 30, 2016 based on NAV	Ten Year ended September 30, 2016 based on Market Price
DCA	%	%	%	%	%	%	%
ZF	%	%	%	%	%	%	%
ADDITIONAL INFORMATION ABOUT THE FUNDS
Except as otherwise provided, each Fund’s investment policies are not fundamental and may be changed by the Boards without the approval of the shareholders; however, each Fund will not change its non-fundamental investment policies without written notice to shareholders. In addition, except as otherwise provided, each Fund may invest in the following types of securities and instruments without limit.
Asset-Backed Securities and Residential Mortgage-Related Securities
DCA may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from CDOs are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. The Fund may invest in both “equity” and senior tranches.
Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Below Investment Grade Securities
DCA may invest, without limit, in preferred securities and debt securities rated below investment grade, such as those rated below Baa by Moody’s or below BBB by S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Subadviser to be below investment grade. Securities rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
Below investment grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.
The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.
Below investment grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.
The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Subadviser also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that a Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Fund’s credit analysis than would be the case when the Fund invests in rated securities.
Commercial Mortgage-Backed Securities
DCA may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.
The Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.
The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.
Commercial Mortgage Loans
DCA may invest in commercial mortgage loans, which investments generally will be in the form of loan participations. Commercial mortgage loans are secured by multifamily or other types of commercial property. The Fund may also invest in mezzanine loans that take the form of subordinated loans secured by second mortgages on the underlying real property or loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property.
Commercial mortgage loans are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single family residential property. The ability of a borrower to repay a loan secured by a property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, terrorism, social unrest and civil disturbances.
In the event of any default under a mortgage loan held directly by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have an adverse effect on the Fund’s cash flow from operations and limit amounts available for distribution to shareholders. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Foreclosure of a mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.
Investments in mezzanine loans involve a higher degree of risk than long-term senior mortgage lending secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on a mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.
Commercial mortgage loans are considered to be debt securities for purposes of the Fund’s investment restriction relating to the lending of its funds or assets.
Commercial Paper
Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.
Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flow receivables such as credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
Commercial Real Estate Collateralized Debt Obligations
DCA may invest in commercial real estate CDOs or “CRE CDOs.” A CRE CDO is a trust typically collateralized by a combination of CMBS and REIT unsecured debt. CRE CDOs may also include real estate loans and other asset-backed securities as part of their collateral. CRE CDOs may charge management fees and administrative expenses.
The cash flows from a CRE CDO are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CRE CDO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CRE CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CRE CDO securities as a class. The Fund may invest in both “equity” and senior tranches.
In addition to the normal risks generally associated with real estate markets and the other risks discussed in this prospectus and this Statement of Additional Information, CRE CDOs are subject to the general structural and other risks associated with collateralized debt obligations. The risk of an investment in a CRE CDO and other asset-backed securities depends largely on the class of the CRE CDO in which the Fund invests. Normally, CRE CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CRE CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CRE CDOs allowing for a CRE CDO to qualify for Rule 144A transactions. CRE CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the underlying collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CRE CDO tranches that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Common Stock
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.
Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.
Common stocks of companies that a manager believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the manager’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the manager has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks a manager believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the manager has placed on it.
Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.
Convertible Securities and Synthetic Convertible Securities
Each Fund may invest in convertible securities and synthetic convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Each Fund may invest in convertible securities of any rating. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Debt Securities
Each Fund may invest in debt securities. Each Fund may also invest in loans and loan participations. Each Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities.
Equity Investments
Each Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.
Foreign Currency Transactions
Each Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with its investment objectives.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by each Fund. Each Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by each Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser or Subadviser has not yet selected specific investments.
Each Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on the Adviser or Subadviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Adviser or Subadviser anticipates. For example, if a currency’s value rose at a time when the Adviser or Subadviser had hedged a Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency’s appreciation. If the Adviser or Subadviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser or Subadviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. There is no assurance that the Adviser or Subadviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.
Foreign Securities
Each Fund may invest, without limit, in the securities of foreign issuers. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser or Subadviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
The risks of foreign investing may be magnified for investments in developing or emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Futures and Options
The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, Over-the-Counter Options, Futures Contracts, Futures Margin Payments and Swap Agreements.
Asset Coverage for Futures and Options Positions.   Each Fund may enter into certain transactions, including futures and options positions, which can be viewed as constituting a form of borrowing or leveraging transaction by a Fund. To the extent a Fund covers its commitment under such transactions by the segregation or “earmarking” of assets or by entering into offsetting transactions, determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment, such a transaction will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.
With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

Purchasing Put and Call Options.   By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
Writing Put and Call Options.   The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to, in the case of a put option, purchase the underlying security or, in the case of a call option, sell the underlying security, in either case for a price equal to the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put or call option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, in the case of a put option, or deliver the underlying security in exchange for the strike price in the case of a call option, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, each Fund will be required to make margin payments to a futures commission merchant (“FCM”) as described below for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Over-the-Counter Options.   Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the counter party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, over-the-counter options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Futures Contracts.   In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Composite Stock Price Index. Futures can be held until their delivery dates, or can be closed out before the delivery date if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
Futures Margin Payments.   The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of each Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.
Each Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association, which regulate trading in the futures markets. Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums. DPIM and Newfleet are not deemed to be a “commodity pool operator” with respect to their services as investment subadviser to DCA.
Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired.
Swap Agreements.   Swap agreements can be individually negotiated and structured to address a variety of different types of investments or market factors, including changes in interest rates related to a Fund’s borrowing. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to changes in long or short-term interest rates, equity securities, mortgage securities, corporate borrowing rates, or to address other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, value of underlying reference security or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
Each Fund will maintain appropriate liquid assets in a segregated custodial account or otherwise “earmark” liquid assets to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate or “earmark” assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate or “earmark” assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.
Each Fund may seek to gain exposure to securities by utilizing total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In a typical total return swap agreement, a Fund will receive the dividend and the price appreciation (or depreciation) of a security, basket of securities or securities index (or portion thereof), from a counterparty in exchange for paying the counterparty an agreed-upon fee. The use of total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Each Fund may enter into credit default swap agreements. A credit default swap is an agreement between two counterparties that allows one counterparty (the “seller”) to be “long” a third party credit risk and the other party (the “buyer”) to be “short” the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. If a default event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. Each Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no default event occurs, the Fund will lose its investment and recover nothing. However, if a default event occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.
Swaps must meet certain conditions to qualify from exemptions from regulation as futures contracts and to avoid registration under the 1933 Act. Future regulation could change the treatment of swaps under the federal securities or commodities laws.
Investments in Real Estate Securities
DCA may invest in securities of companies in the real estate industry. Real Estate Equity Securities include, but are not limited to, common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts (“REITs”) or REIT-like structures, real estate operating companies and real estate developers. Real Estate Debt Securities include, but are not limited to, commercial mortgage-backed securities (“CMBS”), commercial real estate collateralized debt obligations (“CRE CDOs”) and other real estate asset-backed securities and commercial mortgage loan participations. Real Estate Equity Securities and Real Estate Debt Securities are collectively referred to herein as “Real Estate Securities.” Under normal market conditions, the Fund may invest in Real Estate Securities of issuers located or doing business in both developed and emerging market countries. For purposes of the Fund’s investment strategy, a company is a real estate company if at least 50% of its assets, gross revenue, or net profits are committed to, or derived from, real estate or real estate-related activities. Real estate companies may include, but are not limited to, real estate operating companies, REITs and special purpose entities, such as pass-through trusts or other special purpose entities that issue commercial mortgage-back securities and/or execute real estate financings or securitizations.
Other Registered Investment Companies
Each Fund may invest, to the extent permitted by the limits of Section 12(d)(1) of the 1940 Act, in securities of other open- or closed-end registered investment companies, including exchange traded funds, that invest primarily in securities of the types in which each Fund may invest directly. Each Fund generally expects to invest in other registered investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after a Fund receives the proceeds from an offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in a registered investment company, each Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to additional expenses to the extent a Fund invests in other registered investment companies. The Adviser or Subadviser will take expenses into account when evaluating the investment merits of an investment in a registered investment company relative to available bond investments. The securities of other registered investment companies may also be leveraged and will therefore be subject to the same leverage risks to which each Fund is subject. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Registered investment companies may have investment policies that differ from those of either Fund. In addition, to the extent a Fund invests in other registered investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser or Subadviser.
Preferred Securities
Each Fund may invest in preferred securities. The taxable preferred securities in which each Fund intends to invest do not qualify for the dividends received deduction (the “DRD”) under Section 243 of the Code and are not expected to provide significant benefits under the rules relating to “qualified dividend income.” The DRD generally allows corporations to deduct from their income 70% of dividends received. Individuals will generally be taxed at a maximum tax rate of 15% on qualified dividend income. Accordingly, any corporate shareholder who otherwise would qualify for the DRD, and any individual shareholder who otherwise would qualify to be taxed at a maximum tax rate of 15% on qualified dividend income, should assume that none of the distributions the shareholder receives from each Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.
There are two basic types of preferred securities: traditional preferred securities and hybrid preferred securities. When used in this Statement of Additional Information and the related Prospectus, taxable preferred securities refer generally to hybrid preferred securities as well as certain types of traditional preferred securities that are not eligible for the DRD (and are not expected to provide significant benefits under the rules relating to qualified dividend income).
Traditional Preferred Securities.   Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which each Fund invests will be declared or otherwise made payable. Preferred shareholders usually have no right to vote for corporate directors and their voting rights may be limited to certain extraordinary transactions or events. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting industries in which the respective company operates and by actual and anticipated changes in U.S. federal income tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and the DRD. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, each Fund’s holdings of higher rate paying fixed rate preferred securities may be reduced and each Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.
Hybrid Preferred Securities.   The hybrid preferred securities market is divided into the “$25 par” and the “institutional” segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, trade and are quoted “flat,” (i.e., without accrued dividend income), and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange listed, trade and are quoted on an “accrued income” basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.
Hybrid preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits. Within the category of hybrid preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid preferred securities, these debt instruments usually do not offer equity capital treatment.
Repurchase Agreements
In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), DCA will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.
Restricted and Illiquid Securities
DCA may invest, without limit, in securities that have not been registered under the 1933 Act and are not readily marketable. Generally, there will be a lapse of time between the Fund’s decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.
The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund’s Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Adviser or Subadviser will monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.
Reverse Repurchase Agreements
DCA may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Leverage — Leverage Risks,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.
Short Sales
ZF may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.
When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.
When the Fund sells securities short, to the extent required by applicable law and regulation the Fund will “cover” the short sale, which generally means that the Fund will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the securities sold short, reduced by any amount deposited as margin. Alternatively, the Fund may “cover” a short sale by (a) owning the underlying securities, (b) owning securities currently convertible into the underlying securities at an exercise price equal to or less than the current market price of the underlying securities, or (c) owning a purchased call option on the underlying securities with an exercise price equal to or less than the price at which the underlying securities were sold short.
U.S. Government Securities
Each Fund may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.
Stripped government securities are created by separating the income and principal components of a U.S. government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when a Federal Reserve Bank strips the coupon payments and the principal payment from an outstanding U.S. Treasury security. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

When Issued and Forward Commitment Securities
Each Fund may purchase securities on a “when issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but each Fund will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If a Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time a Fund enters into a transaction on a when issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by a Fund as when issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.
Securities purchased on a forward commitment or when issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when issued basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when issued basis when a Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

FINANCIAL HIGHLIGHTS
Virtus Total Return Fund
(Selected per share data and ratios for a share outstanding throughout each period)
	Six Months Ended May 31, 2016	Fiscal Period Ended(9) November 30, 2015	Year Ended December 31,
			2014	2013
	(Unaudited)
PER SHARE OPERATING DATA:
Net asset value, Beginning of Period	$4.60	$5.08	$4.84	$4.43
Income from investment operations:
Net Investment Income/(Loss)(2)	0.09	0.18	0.32	0.20
Net Realized and Unrealized Gain/(Loss)	0.20	(0.26)	0.28	0.42
Total from investment operations	0.29	(0.08)	0.60	0.62
Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.20)	(0.40)	(0.36)	(0.21)
Total Dividends and Distributions to Shareholders	(0.20)	(0.40)	(0.36)	(0.21)
Net Asset Value, End of Period	$4.69	$4.60	$5.08	$4.84
Market Price, End of Period(3)	$4.39	$3.86	$4.52	$4.01
Total Return, Net Asset Value(4)	7.29%(7)	(0.92)%(7)	13.59%	15.02%
Total Return, Market Value(5)	19.68%(7)	(6.56)%(7)	21.98%	9.08%
Net Assets, End of Year (000’s)	$128,760	$126,454	$139,630	$132,857
RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(6)	2.06%(8)	1.97%(8)	1.93%	2.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.03%(8)	3.90%(8)	6.31%	4.42%
Portfolio Turnover Rate	22%(7)	32%(7)	33%	42%
Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$43,500	$43,500	$50,500	$50,500
Asset Coverage for Loan Outstanding, End of Period	396%	389%	377%	360%

FINANCIAL HIGHLIGHTS (Continued)
(Selected per share data and ratios for a share outstanding throughout each period)
	Year Ended December 31,(1)
	2012	2011	2010
PER SHARE OPERATING DATA:
Net asset value, Beginning of Period	$4.06	$3.96	$2.77
Income from investment operations:
Net Investment Income/(Loss)(2)	0.19	0.18	0.23
Net Realized and Unrealized Gain/(Loss)	0.41	0.07	1.15
Total from investment operations	0.60	0.25	1.38
Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.23)	(0.15)	(0.19)
Total Dividends and Distributions to Shareholders	(0.23)	(0.15)	(0.19)
Net Asset Value, End of Period	$4.43	$4.06	$3.96
Market Price, End of Period(3)	$3.87	$3.50	$3.45
Total Return, Net Asset Value(4)	16.05%	6.73%	51.90%
Total Return, Market Value(5)	17.60%	5.61%	53.38%
Net Assets, End of Period (000’s)	$121,681	$111,490	$108,871
RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(6)	1.99%	1.38%	1.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.51%	4.42%	6.51%
Portfolio Turnover Rate	43%	138%	67%
Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$42,500	N/A	N/A
Asset Coverage for Loan Outstanding, End of Period	386%	N/A	N/A

(1)
Prior to December 10, 2011, the Fund was known as the DCA Total Return Fund.

(2)
Calculated based on average shares outstanding.

(3)
Closing Price — New York Stock Exchange.

(4)
NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

(5)
Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.

(6)
Ratio of total expenses, before interest expense on the line of credit, was 1.62% for the six months ended May 31, 2016, 1.61% for the fiscal period ended November 30, 2015, and 1.58%, 1.62% and 1.61%, for the periods ending December 31, 2014, 2013, and 2012, respectively.

(7)
Not Annualized.

(8)
Annualized.

(9)
During the period the Fund changed its fiscal year end from December 31 to November 30.

FINANCIAL HIGHLIGHTS
The Zweig Fund, Inc.
(Selected data for a share outstanding throughout each period)
Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on June 27, 2012.
	Six Months Ended June 30,2016	Year Ended December 31,
		2015	2014	2013	2012	2011
	(Unaudited)
PER SHARE DATA
Net asset value, beginning of period	$14.78	$17.55	$16.94	$13.89	$13.48	$15.20
Income from investment operations
Net investment income (loss)(3)	0.05	0.11	0.11	0.14	0.10	0.04
Net realized and unrealized gains (losses)	(0.29)	(1.70)	1.49	3.66	1.28	(0.28)
Total from investment operations	(0.24)	(1.59)	1.60	3.80	1.38	(0.24)
Dividends and Distributions
Dividends from net investment income	(0.36)(10)	(0.12)	(0.11)	(0.13)	(0.10)	(0.04)
Distributions from net realized gains	—	(1.10)	(0.92)	(0.65)	(0.33)	(0.36)
Tax return of capital	—	—	—	(0.10)	(0.54)	(1.08)
Total dividend and distributions	(0.36)	(1.22)	(1.03)	(0.88)	(0.97)	(1.48)
Fund Share Transactions (Note 7)
Anti-dilutive impact of repurchase plan	—(11)	0.04	0.04	0.13	—	—
Anti-dilutive impact of tender offer	0.05	—	—	—	—	—
Net asset value, end of period	$14.23	$14.78	$17.55	$16.94	$13.89	$13.48(5)
Market value, end of period(1)	$12.59	$13.14	$15.46	$14.86	$12.19	$11.60(5)
Total investment return(2)	(1.56)%(9)	(7.33)%	11.34%	30.31%	13.62%	(3.54)%
Total return on net asset value(4)	(1.01)%(9)	(8.18)%	10.93%	30.29%	11.41%	(1.18)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$242,904	$296,844	$359,153	$353,176	$309,124	$310,028
Ratio of net expenses to average net assets (after expense waivers, custody credits and dividend and interest expense)	1.55%(8)	1.17%	1.26%	1.19%	1.15%(6)	1.06%
Ratio of expenses to average net assets (before expense waivers, custody credits and after dividend and interest expense)(7)	1.55%(8)	1.17%	1.26%	1.25%	1.32%(6)	1.17%
Ratio of net investment income (loss) to average net assets	0.79%(8)	0.65%	0.66%	0.91%	0.74%	0.32%
Portfolio turnover rate	59%(9)	98%	57%	62%	82%	78%

(1)
Closing Price — New York Stock Exchange.

(2)
Total investment return is calculated assuming a purchase of common shares of the opening on the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.

(3)
Computed using average shares outstanding.

(4)
NAV return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

(5)
The Fund had a 1:4 reverse stock split with ex-dividend date of June 27, 2012. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Note 8). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Year Ended December 31, 2011
Net Asset Value (prior to reverse stock split)	$3.37
Market Price (prior to reverse stock split)	$2.90
(6)
The fund incurred certain non-recurring proxy and reverse stock split costs in 2012. When excluding these costs, the Ratio of expenses to average net assets (after expense waivers) would be 1.06% and the Ratio of expenses to average net assets (before expense waivers) would be 1.23%.

(7)
Ratios of expenses, excluding dividends on short sales, interest expense and custody credits for the periods ended December 31, or as otherwise noted are as follows:

Six Months Ended June 30, 2016	Year Ended
	2015	2014	2013	2012	2011
(Unaudited)
1.39%	1.15%	1.19%	1.22%	1.27%	1.17%
(8)
Annualized.

(9)
Not annualized.

(10)
Please note the tax status of our distributions is determined at the end of the tax year.

(11)
Amount less than $0.005

INFORMATION ABOUT THE PROPOSED MERGER
The Agreement and Plan of Reorganization
The proposed Reorganization will be governed by the Agreement and Plan of Reorganization (the “Reorganization Agreement”), the form of which is attached as Exhibit A. The Reorganization Agreement provides that ZF will transfer all of its assets to DCA solely in exchange for the issuance of full and fractional shares of DCA (the “Reorganization Shares”) and the assumption of all ZF’s liabilities. The Reorganization Shares will be issued on or about the Closing Date or such other date as may be agreed upon by the parties. The following discussion of the Reorganization Agreement is qualified in its entirety by the full text of the Reorganization Agreement.
ZF will transfer all of its assets to DCA, and in exchange, DCA will assume all liabilities of ZF and deliver to ZF the number of full and fractional shares of DCA having an aggregate net asset value equal to the net asset value of the shares of ZF. On or as soon after the Closing Date as is possible (the “Liquidation Date”), ZF will distribute in complete liquidation of ZF, pro rata to its shareholders of record, all of the Reorganization Shares received by ZF. This distribution will be accomplished by the transfer of Reorganization Shares credited to the account of ZF on the books of DCA to open accounts on the share records of DCA in the name of ZF shareholders, and representing the respective pro rata number of Reorganization Shares due such shareholders. All issued and outstanding shares of ZF will simultaneously be canceled on the books of ZF. As a result of the proposed transaction, each ZF shareholder will receive a number of Reorganization Shares equal in value as of the Valuation Date to the value of ZF shares previously held by such shareholder.
The Board of ZF has determined that the proposed Reorganization is in the best interests of ZF and that the interests of ZF’s shareholders will not be diluted as a result of the transactions contemplated by the Reorganization Agreement. The Board of DCA has similarly determined that the proposed reorganization is in the best interests of DCA and that the interests of DCA’s shareholders will not be diluted as a result of the transactions contemplated by the Reorganization Agreement.
The consummation of the Reorganization is subject to the terms and conditions and on the representations and warranties set forth in the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of ZF and DCA. In addition, either ZF or DCA may at its option terminate the Reorganization Agreement at or before the Closing Date due to (i) a material breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days; (ii) a condition precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board of ZF or the Board of DCA that the consummation of the transactions contemplated therein is not in the best interests of ZF or DCA, respectively.
All expenses of the Reorganization will be paid by the Funds, in proportion to their respective net assets as of the close of business on the day that all required shareholder approvals have occurred. Such costs are estimated to be $______ in the aggregate.
Reasons for the Merger and Board Considerations
The proposed Reorganization will combine the assets of the Funds by reorganizing ZF into DCA. In approving the Reorganization Agreement, the Board of each Fund, including each Fund’s Independent Trustees, determined that participation in the Reorganization is in the best interests of each Fund and its shareholders and that the interests of the shareholders of each Fund will not be diluted with respect to NAV as a result of the Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Trustees, engaged in a thorough review process relating to the proposed Reorganization.
The Boards also received a memorandum from counsel to the Funds outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations. The Independent Trustees also discussed these matters with their own counsel. The Board of each Fund, including all of the Independent Trustees, considered the Reorganization at numerous meetings held in 2016 and approved the Reorganization at a meeting held on August 30, 2016.

The primary factors considered by the Board of each Fund with regard to the Reorganization included, but were not limited to, the following:
•
The fact that the investment objectives and certain of the investment strategies and fundamental policies of DCA and ZF are similar.

•
The expectation that the combined fund will offer economies of scale that should result in lower per share expenses than DCA, while it is expected to remain the same for ZF after taking into account the percentage and cost of leverage that will apply to the combined fund after the Reorganization. Each Fund incurs both fixed expenses (e.g., board fees, printing fees, costs for legal and auditing services) and variable expenses (e.g. administrative and custodial services). Certain overlapping fixed expenses would be eliminated and there will also be an opportunity to reduce expenses over time in a combined fund by spreading fees over a larger asset base.

•
The expectation that the combined fund may benefit from certain portfolio management efficiencies.

•
The expectation that the combined fund may provide greater secondary market liquidity as it would be larger than and have more outstanding common shares than each Fund prior to the Reorganization.

•
The opinion of Sullivan & Worcester LLP that no gain or loss should be recognized by the Funds or their shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

•
The expectation that shareholders will receive substantially the same quality of services after the Reorganization.

•
The fact that management recommended to each Board that they approve the Reorganization.

•
The expectation that the distribution policy with respect to the target distribution rate of the combined fund will be the same as the current distribution policy of DCA, but the dollar amount of the quarterly per share distribution will be increased to the approximate equivalent of ZF’s current distribution rate.

•
That the Reorganization also provides ZF shareholders with (i) the potential for NAV recovery and appreciation and (ii) a publicly traded security of a larger fund.

In considering the approval of the Reorganization Agreement, the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund’s surrounding circumstances. After considering the above factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that the approval of the Reorganization Agreement was in the best interest of each Fund and their shareholders.
Capitalization
The following table sets forth the unaudited capitalization of DCA and ZF as of June 30, 2016, and on a pro forma basis for the combined fund as of that date as if the Merger had occurred on that date. The pro forma capitalization is for informational purposes only. No assurance can be given as to how many DCA Common Shares will be received by shareholders of ZF on the Closing Date, and the information should not be relied upon to reflect the number of DCA Common Shares that actually will be received.
Capitalization as of June 30, 2016
	DCA	ZF	Adjustments	DCA Pro Forma Combined Fund
Net Assets	$136,099,191	$243,100,942	[_______]	$379,200,133
Common Shares Outstanding	27,466,109	17,066,804	[31,945,494]	76,478,407
Net Asset Value Per Share	$4.96	$14.24	—	$4.96

OTHER COMPARISONS OF THE FUNDS
Governing Law
DCA was organized as a statutory trust under the laws of the State of Delaware on December 3, 2004; ZF was incorporated as a Maryland corporation pursuant to its charter governed by the laws of the State of Maryland on June 18, 1986.
Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. DCA is registered as a non-diversified, closed-end management investment company under the 1940 Act, and ZF is registered as a diversified, closed-end management investment company under the 1940 Act.
Governing Documents
DCA’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and ZF’s Articles of Incorporation, as amended, both include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.
Each Fund’s Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee of DCA may be removed from office by the action of two thirds of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee. A Director of ZF may be removed by a vote of the holders of at least two-thirds of all votes entitled to be cast by the stockholders of ZF generally in the election of directors.
The Declaration of Trust of DCA requires the majority vote of DCA’s Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of DCA’s shares, voting separately as a class or series, to approve, adopt or authorize certain transactions with holders of 5% or more of a class or series of DCA’s shares and their associates. For purposes of these provisions, a holder of 5% or more of a class or series of DCA’s shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether along or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of common shares or preferred shares of DCA.
The 5% holder transactions subject to these special approval requirements are:
(a)
The conversion of DCA from a closed-end management investment company to an open-end management investment company, provided that such conversion shall not occur until at least 90 days after the Shareholders’ meeting at which such conversion was approved and upon 30 days’ prior notice to Shareholders;

(b)
A change in the nature of the business of DCA so that it would no longer be an investment company registered under the 1940 Act (but not including the dissolution or liquidation of DCA as set forth in paragraph (e) below);

(c)
A merger, consolidation or statutory share exchange of DCA or any subsidiary of DCA with or into any other fund or entity, including a corporation;

(d)
The sale of all or any substantial part of the assets of DCA, other than in the regular course of DCA’s investment activities;

(e)
The dissolution, liquidation or termination of DCA or a series or Class of Shares thereof;

(f)
The sale, lease, or exchange of all or any substantial part of the assets of DCA to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of DCA aggregating for the purposes of such computation all assets sold, leased, or exchanged in any Series of similar transactions within a twelve-month period;

(g)
The sale, lease, or exchange to DCA, in exchange for securities of DCA, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of DCA aggregating for the purposes of such computation all assets sold, leased, or exchanged in any Series of similar transactions within a twelve-month period; or

(h)
The issuance of any securities of DCA to any Principal Shareholder for cash, except as part of an offering in which the Principal Shareholder has no special right to participate as compared to other holders of the same Class of Shares, or investors at large.

If, however, 80% of DCA’s Trustees approve any transaction described above in (a) through (h), only the approval of  “a majority of the outstanding voting securities” (as defined in the 1940 Act) of DCA shall be required, except that shareholder approval of the matters specified in (c), (d) and (e) above shall not be required, unless otherwise required by applicable law, if 80% of DCA’s Trustees approve such matter.
The Board of DCA has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of DCA’s shareholders generally.
The Articles of Incorporation of ZF requires the vote or consent of the holders of 66 2/3% of the outstanding shares of each class of stock of ZF normally entitled to vote in elections of directors voting as separate classes, when a Principal Shareholder is a party to certain transactions. For purposes of the foregoing, Principal Shareholder refers to any person, whether directly or indirectly and whether along with any affiliate or associate, beneficially owns more than 5% of the outstanding shares of any class of stock of ZF.
The 5% holder transactions subject to these special approval requirements are:
(a)
The merger or consolidation of ZF or any subsidiary of ZF with or into any Principal Shareholder;

(b)
The issuance of any securities of ZF to any Principal Shareholder for cash;

(c)
The sale, lease or exchange of all or any substantial part of the assets of ZF to any Principal Shareholder (except assets having an aggregate fair market value of lest than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or

(d)
The sale, lease or exchange to ZF or any subsidiary thereof, in exchange for securities of ZF, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

These special approval requirements, however, do not apply to (1) any transaction described above if the Board of ZF has approved a memorandum of understanding with a Principal Shareholder with respect to and substantially consistent with such transaction, or (2) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by ZF and its subsidiaries.
The Declaration of Trust of DCA generally restricts any person from attempting to purchase or acquire (an “Acquisition”) without the prior approval of the Board of DCA any direct or indirect interest in DCA’s Common Shares (or options, warrants or other rights to acquire Common Shares, or securities convertible or exchangeable into Common Shares), if such an Acquisition would either: (1) cause a person to become a holder of more than 4.99% of the Common Shares of DCA under Section 382 of the Code (any such person being referred to as a “Restricted Holder” and such additional Common Shares being referred to as “Excess Shares”); or (2) increase the percentage of DCA’s Common Shares owned by a Restricted Holder (the “Acquisition Restrictions”). For purposes of determining the existence and identity of, and the amount of Common Shares owned by, any shareholder, DCA is entitled to rely conclusively on (a) the existence and absence of filings of Schedules 13D and 13G (or any similar schedules) as of any date and (b) its actual knowledge of the ownership of its Common Shares.
For the Acquisition Restrictions to be enforced effectively, DCA’s Declaration of Trust further provides that a Restricted Holder is required, prior to the date of any proposed Acquisition of Excess Shares, to request in writing (a “Request”) that the Board of DCA review the proposed Acquisition and authorize or not authorize such proposed Acquisition of Excess Shares. If a Restricted Holder seeks to effect an Acquisition of Excess Shares, the Board of DCA will be required to determine whether to authorize the proposed Acquisition described in the Request.
Any determination made by the Board of DCA with respect to an Acquisition of Excess Shares will be made in its sole discretion and judgment. Additionally, any Restricted Holder who makes a Request shall reimburse DCA, on demand, for all reasonable costs and expenses incurred by DCA with respect to any proposed Acquisition of Excess Shares, which may be material in relation to the Acquisition and will include the fees and expenses of any attorneys, accountants or other advisors retained by DCA or the Board in connection with such determination.
Any Acquisition attempted to be made in violation of the above terms will be null and void. In the event of an attempted or purported Acquisition in violation of these terms, the transferor shall be deemed to remain the owner of such Excess Shares. In such a case, DCA will be deemed to be the agent for the transferor of such Shares for the limited purpose of consummating a sale, reasonably necessary to help ensure the preservation of DCA’s capital loss carryforwards, of the Excess Shares to a person who is not, and will not become as a result of the Acquisition, a Restricted Holder, which could be the transferor. While such a sale will be effectuated on an arms-length basis, such sale may vary from the original terms of the transaction involving the Restricted Holder and could be on terms, including those relating to pricing, that are less favorable to the transferor than the original terms.
The record ownership of the Excess Shares shall remain in the name of the transferor until the shares have been sold by DCA or its assignee, as agent, to an eligible transferee and the purported transferee would not be recognized as the owner of the Common Shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such Common Shares, or in the case of options, receiving Shares in respect of their exercise.
In deciding whether to approve any proposed Acquisition by a Restricted Holder, the Board of DCA may seek the advice of legal counsel, accountants or other advisors with respect to its preservation of the capital loss carryforwards and may request all information from the Restricted Holder with respect to all Common Shares directly or indirectly owned by such Restricted Holder reasonably necessary to make its determination.
DCA’s Declaration of Trust also provides that any person who knowingly violates the Acquisition Restrictions or any persons in the same control group with such person shall be jointly and severally liable to DCA for, and shall indemnify and hold DCA harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in or elimination of DCA’s ability to use its capital loss carryforwards.
The Board of DCA has the discretion to approve an Acquisition of Common Shares that would otherwise violate these terms in circumstances where the Board determines that the Acquisition of Excess Shares would be in the best interests of DCA and its shareholders. In determining whether or not to permit such an Acquisition, the Board of DCA may consider factors it deems relevant including the likelihood that the Acquisition would result in the occurrence of an ownership change. For example, the Board may grant a waiver of the Acquisition Restrictions in connection with a capital raising transaction or the sale of Common Shares that the Board believes is not reasonably likely to result in a material loss of DCA’s ability to utilize its capital loss carryforwards, or to permit a merger or takeover of DCA that the Board determines to be in the best interests of DCA and its shareholders. If the Board were to determine to permit an Acquisition of Excess Shares that would otherwise violate these terms, the Acquisition or other Acquisitions could result in an ownership change that would limit DCA’s ability to use its capital loss carryforwards.

In addition, under these terms, the Board of DCA will be authorized to eliminate or change the Acquisition Restrictions, modify the applicable allowable percentage ownership interest or modify any of these terms and conditions without shareholder approval provided that the Board concludes in writing that such changes are reasonably necessary or advisable to preserve DCA’s capital loss carryforwards or that the continuation of these affected terms and conditions are no longer reasonably necessary for such purpose. Written notice of any such determination will be provided to shareholders of DCA.
ZF does not have equivalent provisions that restrict the amount of stock of ZF that any person may acquire.
Reference should be made to the Declaration of Trust of DCA and the Articles of Incorporation of ZF, as applicable, on file with the SEC for the full text of the provisions described above.
The Declaration of Trust of DCA provides that, to the fullest extent permitted by applicable law, no Trustee or officer of DCA is liable to DCA or to any shareholder for money damages. The Declaration of Trust of DCA further provides that, to the fullest extent permitted by applicable law, a Trustee or officer of DCA is entitled to be indemnified against all liability in connection with the affairs of DCA. The Articles of Incorporation of ZF provide that, to the fullest extent permitted by Maryland General Corporation Law, no Director or officer of ZF is liable to ZF or its stockholders for damages. The Articles of Incorporation and Amended and Restated Bylaws of ZF further provide that ZF shall indemnify, to the fullest extent permissible under Maryland General Corporation Law, the 1933 Act and the 1940 Act, a Director or officer of ZF.
Shares
DCA is authorized to issue an unlimited number of transferable shares of beneficial interest, par value $0.001 per share. ZF has 200,000,000 authorized shares, par value $0.10 per share. DCA records ownership of its shares on the books of the Fund and does not issue certificates certifying the ownership of its shares; any certificates of shares issued by ZF will be null and invalid at the Reorganization.
Voting Rights
Voting rights are identical for the shareholders of each Fund. On each matter submitted to a vote of shareholders of each Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.
Required Vote
Shareholder approval of the Reorganization requires the affirmative vote of the holders of a majority of ZF’s shares of common stock entitled to vote on the proposal. For additional information regarding voting requirements, see “Voting Requirements and Other Information.”
The ZF Board recommends that shareholders of ZF vote “FOR” the Reorganization of ZF into DCA.

PROPOSAL 2: ISSUANCE OF DCA COMMON SHARES
In connection with the proposed Reorganization described under “Proposal 1: The Reorganization,” DCA will issue additional DCA common shares and list them for trading on the NYSE. All other things being equal, the Reorganization will not result in any reduction of the net asset value of DCA common shares, other than to reflect the costs of the Reorganization.
No gain or loss for Federal income tax purposes will be recognized by DCA or its shareholders pursuant to the Reorganization. The DCA Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit shareholders of DCA. In particular, the DCA Board reviewed data presented by the Adviser showing that DCA is expected to experience a reduced total expense ratio as a result of the proposed Reorganization. If the Reorganization is consummated, the combined fund will maintain DCA’s management fee rate of 0.85% of DCA’s average managed assets.
The DCA Board requests that shareholders of DCA approve the issuance of additional DCA common shares in connection with the Reorganization at the First Special Meeting to be held on November 18, 2016 at 10:00 a.m. Eastern Time. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be as of the close of November 18, 2016, and the combined fund will begin trading on November 21, 2016.
Additionally, and as discussed under “Proposal 1: The Reorganization”, if shareholders of DCA approve the issuance of additional DCA common shares and ZF shareholders approve the Reorganization, upon consummation of the Reorganization, DCA will conduct a tender offer campaign that is identical to the ZF Tender Offer Campaign. If either the Reorganization or the issuance is not approved by shareholders, DCA and ZF will continue as separate investment companies, and ZF will conduct the ZF Tender Offer Campaign (and DCA will not conduct a tender offer campaign).
Required Vote
The affirmative vote of shareholders representing at least a majority of votes cast on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal, is required to approve the issuance of additional common shares for the Reorganization. For additional information regarding voting requirements, see “Voting Information and Requirements.”
The DCA Board recommends that shareholders of DCA vote “FOR” the issuance of additional DCA common shares in connection with the Reorganization.

SECOND SPECIAL MEETING
PROPOSAL 1: ELECTION OF THE TRUSTEE NOMINEE
Description of Proposal 1
At the Second Special Meeting, shareholders of DCA will be asked to elect Brian T. Zino as a Class I Trustee, to serve for a term of three years, or until his successor has been duly elected and qualified.
Background
The DCA Board is responsible for the overall management of the Fund, including general supervision and review of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Trustees of the Fund are divided into three classes, and are elected to serve staggered terms. Each year, the term of office of one class expires.
Effect of the Approval of Proposal 1
If Proposal 1 is approved, Mr. Zino would be elected as Trustee effective as of the Second Special Meeting. He would serve on the Board as the Class I Trustee for a term of three years, or until his successor has been duly elected and qualified.
Additional Information About Proposal 1
The holders of DCA’s Common Shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to Proposal 1.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Trustee Nominee.
Background and additional information concerning the current Trustees and the Nominee is set forth in the tables that follow. The “Interested” Trustee (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk (*). Independent Trustees are those who are not interested persons of  (i) the Fund, (ii) the Fund’s investment advisers (VIA) or subadvisers (DPIM and Newfleet), or (iii) a principal underwriter of the Fund, and who satisfy the requirements contained in the definition of  “independent” as defined in the 1940 Act (the “Independent Trustees”).
INFORMATION ABOUT THE NOMINEE AND CONTINUING TRUSTEES
Class I Trustees
Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee(3)	Other Directorships/Trusteeships Held During Past Five Years
Independent Trustees
Brian T. Zino Year of Birth: 1952	Nominee	Nominee, term expires at the 2019 Annual Meeting	President (1994 – 2008), J. & W Seligman Co. Incorporated (1982 – 2008)	2	Director, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (since 2013); Trustee (since 2011), Bentley University; Director (1998 – 2009), ICI Mutual Insurance Company
R. Keith Walton Year of Birth: 1964	Director	Director since 2016, term expires at 2019 Annual Meeting	Vice President, Strategy, Arizona State University (2013 – Present); Vice President, Global Government & Affairs, Alcoa (2011 – 2013);	5	Director, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (since 2004); Director, Blue Crest Capital Management, LLC Funds (since 2006); Trustee/

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee(3)	Other Directorships/Trusteeships Held During Past Five Years
			Senior Managing Director, BSE Management LLC (2010); Principal and Chief Administrative Officer, Global Infrastructure Partners (2007 – 2009)		Director (since 2016), Virtus Closed-End Funds (3 portfolios)
James B. Rogers, Jr. Year of Birth: 1942	Director	Director since 2016, term expires at 2019 Annual Meeting	Private investor (since 1980)	5	Director, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (since 1986 and 1988, respectively); Director, First China Financial Network Holdings Limited (since 2014); Director, Phos Agro (since 2014); Director Spanish Mountain Gold Limited (since 2014) Director, Geo Energy Resources, Limited (since 2012); Director, FAB Universal Corp. (2013 – 2014); Director, Genagro Services, Ltd. (since 2011); Chairman, Beeland Interests (Media and Investments) (since 1980); Trustee/Director (since 2016), Virtus Closed-End Funds (3 portfolios)
Class II Trustees
Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee(3)	Other Directorships/Trusteeships Held During Past Five Years
Independent Trustees
William R. Moyer Year of Birth: 1944	Trustee	Trustee since 2011; term expires at the 2017 annual meeting	Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (strategy consulting firm); Partner (2008 to 2010), Seacap Partners, LLC (investment management); and former Chief Financial Officer, Phoenix Investment Partners	7	Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios)
James M. Oates Year of Birth: 1946	Trustee	Trustee since 2013; term expires at the 2017 annual meeting	Managing Director (since 1984), Wydown Group (consulting firm).	63	Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios); Director (since 1996), Stifel Financial; Director (1998 – 2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee(3)	Other Directorships/Trusteeships Held During Past Five Years
Management, Inc.; Director (2002 – 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (since 2007), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); and Director, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (since 2016)
Class III Trustees
Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee(3)	Other Directorships/Trusteeships Held During Past Five Years
Independent Trustees
Philip R. McLoughlin Year of Birth: 1946	Nominee, Trustee and Chairman	Trustee since 2011; term expires at the 2018 annual meeting	Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Partner (2008 to 2010), SeaCap Partners, LLC (strategic advisory firm)	76	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1999), Virtus Mutual Fund Complex (52 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (since 2016); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance)

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee(3)	Other Directorships/Trusteeships Held During Past Five Years
Interested Trustee
George R. Aylward* Year of Birth: 1964	Nominee, Trustee and President	Trustee since 2011; term expires at the 2018 annual meeting	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005).	70	Trustee (since 2006), Virtus Mutual Funds (52 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); and Chairman and Trustee (since 2015), Virtus ETF Trust II.

*
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates.

(1)
The business address of each current Trustee is c/o Virtus Total Return Fund, 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)
Each Trustee currently serves a one to three-year term concurrent with the class of Trustees for which he serves.

(3)
The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.

Trustee and Trustee Nominee Qualifications
The Board has determined that each Trustee and Trustee Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, (v) ability, judgment, attributes and expertise; and (vi) familiarity with the Fund or its service providers. In respect of each Trustee and Trustee Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund.
Following is a summary of various qualifications, experiences and skills of each Trustee and Trustee Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of a Trustee and Trustee Nominee do not constitute the holding out of any Trustee or Trustee Nominee as being an expert under Section 7 of the 1933 Act, or the rules and regulations of the SEC.
George R. Aylward.   In addition to his positions with the Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of other closed-end funds managed by the Adviser and its affiliates.
Philip R. McLoughlin.   Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as Chairman and Chief Executive Officer. He also served as legal counsel and Chief Compliance Officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a director of other closed-end funds managed by the Adviser and its affiliates.
William R. Moyer.   Mr. Moyer has substantial experience in the asset management and accounting industries. He currently serves as a partner at an investment management consulting firm. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies.
James M. Oates.   Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Fund.
James B. Rogers, Jr.   Mr. Rogers brings significant financial and economic experience to each Board, and provides innovative business insight to assist each Board and its committees. Mr. Rogers also co-founded the Quantum Fund, is the author of several books, and also is a financial commentator worldwide.
R. Keith Walton.   Mr. Walton’s business and legal background, and his extensive service with other Boards, provide valuable insight to each Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School.
Brian T. Zino.   Mr. Zino’s extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to each Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies.
Required Vote
The election of the Trustee Nominee to the Board of DCA requires a plurality of the votes cast on the matter by the DCA shareholders at the Second Special Meeting, provided a quorum is present.
Please also see the information contained below under the heading “Further Information Regarding Trustees and Officers.”
The DCA Board recommends that shareholders of DCA vote “FOR” the election of the Trustee Nominee in Proposal 1 of the Second Special Meeting.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.
FURTHER INFORMATION REGARDING TRUSTEES AND OFFICERS
Leadership Structure of the Board of Trustees
The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser, the Subadvisers, and other service providers who have been approved by the Board. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
In addition to four regularly scheduled meetings per year, the Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.
Mr. McLoughlin serves as Chairman of the Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust, Charter and/or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., and (b) the passage of time. The same is true for Mr. Moyer, who previously served as Chief Financial Officer and Executive Vice President of the company that is now Virtus. Because of this balance, it is believed that Mr. McLoughlin and Mr. Moyer each have the ability to provide independent oversight of the Fund’s operations within the context of his detailed understanding of the perspective of the Adviser and the Fund’s other service providers. The Board therefore considers leadership by Mr. McLoughlin (and service by Mr. Moyer) as enhancing the Board’s ability to provide effective independent oversight of the Fund’s operations and meaningful representation of the shareholders’ interests.
The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Fund, provides the Board with the Adviser’s perspective in managing and sponsoring other Virtus registered Funds as well as the perspective of other service providers to the Fund. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.
Board’s Role in Risk Oversight
As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by each of the Fund’s Adviser, Subadvisers, administrator, officers and others. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Fund’s service providers and officers. The Fund’s Adviser, Subadvisers, administrator, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund and representatives of the Subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.
The Board receives regular written reports from the Fund’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Fund’s independent auditors in connection with the review of the results of the audit of the Fund’s year-end financial statements.
The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Subadvisers, and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provides the Board with reports on their examinations of functions and processes within the Adviser and the Subadvisers that affect the Fund. The Board also adopts compliance policies and procedures for the Fund and approves such procedures as appropriate for certain of the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of the Fund’s advisory, subadvisory and administration agreements, the Board reviews information provided by the Adviser, the Subadvisers and administrator relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Committees of the Board
The Board has established a number of standing committees to oversee particular aspects of the Fund’s management. These are:
Audit Committee.   The Board has adopted a written charter for the Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing the Fund’s accounting and auditing policies and practices. The Audit Committee reviews the Fund’s financial reporting procedures, system of internal control, the independent audit process, and the Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Trustees, who are also considered “independent” for purposes of the listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee’s current members are William R. Moyer, Philip R. McLoughlin, James M. Oates, James B. Rogers and R. Keith Walton. The Board has determined that William R. Moyer possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated Mr. Moyer as the Audit Committee’s financial expert.
In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee charter is being filed as Exhibit B to this Joint Proxy Statement/Prospectus, and is available at: https://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/DCA/Governance/DCA_Audit_Committee_Charter.pdf.
Governance and Nominating Committee.   The Board has adopted a written charter for the Fund’s governance and nominating committee (the “Governance and Nominating Committee”). The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
The Board has adopted a policy for consideration of Trustee nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, 5% of the shares of a class of the Fund for which the Trustee nominee is submitted. Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.
The Governance and Nominating Committee is currently composed entirely of Independent Trustees; its current members are Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers and R. Keith Walton.
In accordance with proxy rules promulgated by the SEC, the Funds’ Governance and Nominating Committee charter is available at: https://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/Nominating_Committee_Charter.pdf.
Non-Trustee Officers of the Fund
The officers of the Fund are elected or appointed by the Board. The officers receive no compensation from the Fund, but are also officers of Virtus or the Fund’s administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Fund, can be found above within the description of the Trustees’ background.
Name, Year of Birth and Address(1)	Position held with the Fund and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President since 2011	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2006).
W. Patrick Bradley YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer since 2011	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Chief Financial Officer and Treasurer (since 2011) of various Virtus-affiliated funds.
William Renahan YOB: 1969	Vice President, Chief Legal Officer, and Secretary since 2012	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); and a Managing Director, Legg Mason, Inc. and predecessor firms (1999 – 2012).
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and 2016 to Present), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions with Virtus affiliates (since 2008); Vice President (since 2008) and Chief Compliance Officer (since 2011), Virtus Mutual Funds; Vice President (since 2010), Chief Compliance Officer (since 2011) of various Virtus-affiliated funds.

(1)
The business address of each officer is c/o Virtus Investment Partners, 100 Pearl Street, Hartford, CT 06103.

(2)
Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require, among other persons, the officers and Trustees of the Fund, Adviser and certain affiliates of the Adviser (“Reporting Persons”) to file reports of ownership of either Fund’s securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund and representations of certain Reporting Persons, the Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year.
Information about the Fund’s Independent Registered Public Accountant
The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the Audit Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. The Fund’s financial statements for the year ended November 30, 2015 have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC has also been selected to perform the audit of the Fund’s financial statements for the fiscal year ending November 30, 2016. Representatives of PwC are not expected to be present at the Special Meetings.
Audit Committee Report
In connection with the audit of the Fund’s financial statements for the fiscal year ended in 2015, the Audit Committee: (1) reviewed and discussed the Fund’s 2015 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 16, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended in 2015.
Thomas F. Mann*
Philip R. McLoughlin
William R. Moyer
James M. Oates

*
Effective July 28, 2016, Mr. Mann resigned as a Trustee of the Fund, and Mr. Rogers and Mr. Walton were appointed as Trustees of the Fund.

The Audit Committee’s Pre-Approval Policies and Procedures
The Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s affiliated service providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis.
During the fiscal year ended November 30, 2015, all audit, audit-related, tax and non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser or Subadvisers, or any entity controlling, controlled by, or under common control with the Adviser or Subadvisers, were pre-approved by the Fund’s Audit Committee. For more information about the Fund’s independent registered public accounting firm, see “Additional Information — Independent Auditors.”
Fees
The aggregate fees paid to PwC in connection with DCA’s annual audit for fiscal years 2014 and 2015 were as follows:
Fiscal Year	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
2015	$26,000	$4,476	$3,950	$0
2014	$26,000	$2,268	$4,850	$0

*
“Audit-Related Fees” are those related to performance of the audit and review of DCA’s financial statements not disclosed under “Audit Fees.”

**
“Tax Fees” are those primarily associated with review of DCA’s tax provision and Regulated Investment Company qualification in connection with audits of DCA’s financial statements, review of year-end distributions by DCA to avoid excise tax, periodic discussion with management on tax issues affecting DCA, and reviewing and signing DCA’s federal income and excise tax returns.

***
Includes all non-audit fees.

Some fees for services performed by PwC in 2014 and 2015 were paid to PwC in 2015 and 2016, respectively. Thus, there are fees that were accrued in one year and that are paid in the following year, and therefore are not reflected in the above chart.
The aggregate non-audit fees billed by PwC for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended December 31, 2014 and November 30, 2015 were $430,462 and $550,483, respectively. All of the services described in the tables above were approved by the Fund’s Audit Committee pursuant to its policies and procedures.
With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Fund’s last two fiscal years on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
Shareholder Communications to the Trustees
The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual Trustees in care of Virtus Total Return Fund, 101 Munson Street, Greenfield, MA 01301. All such communications received by the Fund will be forwarded to the full Board, the relevant Board committee or the specified individual Trustee, as applicable, except that the Fund may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Beneficial Ownership of Securities
As of August 31, 2016, the Fund’s Trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Shares. As of August 31, 2016, the current Trustees and the Trustee Nominee owned Common Shares of the Fund in the following amounts:
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies*
Independent Trustees
Philip R. McLoughlin	$10,001 – $50,000	Over $100,000
William R. Moyer	$10,001 – $50,000	Over $100,000
James M. Oates	$10,001 – $50,000	Over $100,000
James B. Rogers, Jr.**	$0	$50,001 – $100,000
R. Keith Walton**	$0	$50,001 – $100,000
Trustee Nominee
Brian T. Zino	$0	Over $100,000
Interested Trustee
George R. Aylward	$10,001 – $50,000	Over $100,000

*
The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

**
Mr. Rogers and Mr. Walton were appointed as Trustees of the Fund as of July 28, 2016.

Board and Committee Meetings
The Fund has not established a policy with respect to Trustee attendance at annual meetings. Seven meetings of the Board were held during the year ended December 31, 2015.
Five meetings of the Audit Committee, and two meetings of the Governance and Nominating Committee were held during the year ended December 31, 2015.
During the year ended December 31, 2015, each Trustee attended not less than 75% of all full Board meetings and committee meetings of which such Trustee was a member.
Trustee Compensation
The following table provides information regarding the compensation of the Independent Trustees for the year ended December 31, 2015:
Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex(1)
Thomas F. Mann(2)	$18,550	N/A	N/A	$142,283
Philip R. McLoughlin	$22,833	N/A	N/A	$755,283
William R. Moyer	$19,463	N/A	N/A	$148,283
James M. Oates	$18,340	N/A	N/A	$405,283
James B. Rogers, Jr.(3)	$0	N/A	N/A	$86,000
R. Keith Walton(3)	$0	N/A	N/A	$116,000

(1)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Fund’s Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.

(2)
Mr. Mann resigned as Trustees of the Fund as of July 28, 2016.

(3)
Mr. Rogers and Mr. Walton were appointed as Trustees of the Fund as of July 28, 2016.

VOTING REQUIREMENTS AND OTHER INFORMATION
Voting Requirements
Voting requirements for each Proposal are outlined within the discussion supporting each respective Proposal. For purposes of each Special Meeting, a quorum is present to transact business if the holders of a majority of the outstanding Common Shares of each Fund entitled to vote at the Special Meeting are present in person or by proxy.
Shares present in person or represented by proxy at each Special Meeting and abstentions will be included in determining the existence of a quorum at each Special Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote.” For purposes of determining the presence of a quorum at the First Special Meeting, broker non-votes will not be treated as Common Shares that are present, as all of the matters to be considered at the First Special Meeting are “non-routine” and, therefore, a broker will not have discretionary voting power at the First Special Meeting. At the Second Special Meeting, proxies that reflect broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the proposals at the First Special Meeting, where the vote required to approve the matter is the affirmative vote of the holders of a percentage of the total number of votes entitled to be cast, an abstention will have the effect of a vote “against” the respective proposals. However, with respect to the proposal at the Second Special Meeting, where the vote to approve a matter is a percentage of votes cast, abstentions have no effect because they are not a vote cast. Thus, they are disregarded in determining the “votes cast” on the particular issue.
Adjournment
If a quorum is not present in person or by proxy at the time a Special Meeting is called to order, the chairman of the Special Meeting or the shareholders of the respective Fund may adjourn that Special Meeting. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of that Special Meeting may, with respect to that proposal, adjourn the Special Meeting or the persons named as proxy holders may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The vote required for shareholders of a respective Fund to adjourn a Special Meeting is the affirmative vote of a majority of all the votes cast on the matter by shareholders of the Fund entitled to vote at the Special Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and abstentions will not be voted either for or against the adjournment.
PRIVACY NOTICE
The Funds are required by federal law to provide each Fund’s shareholders with a copy of its privacy policy annually. A copy of the Funds’ privacy policy is attached hereto as Exhibit C.

ADDITIONAL INFORMATION
Solicitation and Voting of Proxies
Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement/Prospectus with its enclosures on or about [October 4, 2016]. As the Special Meetings date approaches, certain shareholders of the Funds may receive a call from officers and regular employees of Virtus, or representatives of a proxy solicitation firm if the Funds have not yet received their vote. Authorization to permit execution of proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.
Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Funds, or by attending the Meeting and voting in person.
No Dissenters’ Rights
Shareholders have no rights under applicable law or either Fund’s charter and/or Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Special Meetings.
Deadline for Shareholder Proposals
DCA’s Bylaws contain an advance notice provision, which requires that the Fund be given advance notice of shareholder nominations for election to the Board and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in that Fund’s proxy statement in accordance with Rule 14a-8 under the Exchange Act. Any notice of shareholder nominations for election to the Fund’s Board or notice of other matters not submitted pursuant to Rule 14a-8 which shareholders wish to present at the Fund’s 2017 Annual Meeting of Shareholders must be received not earlier than December 1, 2016 nor later than 5:00 p.m., Eastern Time, on December 31, 2016; provided, however, that in the event that the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
ZF’s Bylaws also contain an advance notice provision, which requires that the Fund be given advance notice of shareholder nominations for election to the Board and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in that Fund’s proxy statement in accordance with Rule 14a-8 under the Exchange Act. Any notice of shareholder nominations for election to the Fund’s Board or notice of other matters not submitted pursuant to Rule 14a-8 which shareholders wish to present at the Fund’s 2017 Annual Meeting of Shareholders must be received not earlier than November 30, 2016 nor later than 5:00 p.m., Eastern Time, on December 30, 2016; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
Shareholder proposals should be sent to the attention of the respective Fund’s Secretary, located at 100 Pearl Street, 9th Floor, Hartford, CT 06103. Any such proposal received either prior to or after such dates will be considered untimely and will be excluded from consideration at the next annual meeting. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting. The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the respective Fund’s Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting. A copy of each Fund’s Bylaws is available on the website of the SEC at http://www.sec.gov.
Other Matters
The proxy holders have no present intention of bringing before the Special Meetings for action any matters other than those specifically referred to above, nor has the management of the Funds any such intention. Neither the proxy holders nor the management of the Funds is aware of any matters which may be presented by others. If any other business properly comes before the Special Meetings, the proxy holders intend to vote thereon in accordance with their best judgment.
By Order of each Fund’s Board of Directors/Trustees
William Renahan
Secretary
Virtus Total Return Fund
The Zweig Fund, Inc.
___________, 2016

EXHIBIT A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of August __, 2016 by and between The Zweig Fund, Inc., a Maryland corporation (the “Acquired Fund”), and Virtus Total Return Fund, a Delaware Statutory Trust (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), each with its principal place of business at 100 Pearl Street, Hartford, Connecticut 06103.
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
The Acquired Fund is a diversified, closed-end management investment company and the Acquiring Fund is a nondiversified, closed-end management investment company. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.
The Board of Trustees of the Acquiring Fund, including a majority of the Trustees who are not “interested persons” of the Acquiring Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.
The Board of Directors of the Acquired Fund, including a majority of the Directors who are not “interested persons” of the Acquired Fund, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.
TRANSACTION

1.1   Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).
1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any rights to register shares under applicable securities laws, or deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3    The Acquired Fund will use commercially reasonable efforts to discharge or accrue for all of its known liabilities and obligations prior to the Closing Date consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”).
1.4   Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.
1.5   Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.
1.6   Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2.
VALUATION

2.1   The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures of the Acquired Fund.
2.2   The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures of the Acquiring Fund.
2.3   The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.
2.4   Virtus Fund Services, LLC (“VFS”) shall make all computations of value, in its capacity as administrator for the Funds.
2.5   All computations of value hereunder shall be made in accordance with each Fund’s regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund.
3.
CLOSING AND CLOSING DATE

3.1   The Closing Date shall be [November 18, 2016], or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Virtus Investment Partners, 100 Pearl Street, Hartford, CT 06103 or at such other time and/or place as the parties may agree.

3.2   The Acquired Fund shall direct JPMorgan Chase Bank, NA, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian as custodian for both Funds, from the Acquired Fund to the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.
3.3   The Acquired Fund shall direct Computershare Trust Company NA in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”) to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
3.4   In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.
REPRESENTATIONS AND WARRANTIES

4.1   Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants as follows:
(a)   The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its charter and Bylaws, each as amended from time to time, to own all of its assets and to carry on its business as it is now being conducted;
(b)   The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;
(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;
(d)   The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)   On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;
(f)   The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Maryland law or a material violation of its charter and Bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;
(g)   All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability or obligation to the Acquired Fund on or prior to the Closing Date;
(h)   Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(i)   The audited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2015 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(j)   Since December 31, 2015, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;
(k)   On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
(l)   For each taxable year of its operation (including through the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its

Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;
(m)   All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;
(n)   The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(o)   The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and
(p)   The Joint Proxy Statement/Prospectus, insofar as it relates to the Acquired Fund, will, through the date of the meeting of the Acquired Fund Shareholders contemplated therein and at the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Joint Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.
4.2   Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund, the Acquiring Fund represents and warrants as follows:
(a)   The Acquiring Fund is duly organized as a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust Instrument to own all of its properties and assets and to carry on its business as it is now being conducted;
(b)   The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;
(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;
(d)   The Joint Proxy Statement/Prospectus of the Acquiring Fund initially filed with the Commission on [September __], 2016 on Form N-14 which will become effective prior to the Closing Date, conforms and, as of its effective date and the Closing Date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and, as of its effective date and the Closing Date, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)   The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;
(f)   Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;
(g)   On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;
(h)   The audited financial statements of the Acquiring Fund at November 30, 2015 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;
(i)   Since November 30, 2015, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;
(j)   On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;
(k)   For each fiscal year of its operation (including through the end of the year in which the Reorganization occurs), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;
(l)   All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)   The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and, subject to any necessary approval of the shareholders of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(n)   Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;
(o)   The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and
(p)   The Joint Proxy Statement/Prospectus, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, through the date of the meeting of shareholders of the Acquired Fund and Acquiring Fund contemplated therein and at the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Joint Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.
5.
COVENANTS OF THE ACQUIRED FUND

5.1   The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.
5.2   The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and vote upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.
5.3   The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.4   The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares.
5.5   Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.6   The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, reasonably necessary for the preparation of a joint proxy statement/prospectus on Form N-14 (the “Joint Proxy Statement/Prospectus”), in compliance with the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to consider and vote upon this Agreement and the transactions contemplated herein.
5.7   As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8   The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
5.9   The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund,may reasonably deem necessary or desirable in order to vest in and confirm (a) Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund’s title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.
6.
COVENANTS OF THE ACQUIRING FUND

6.1   The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.
6.2   Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
6.3   The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
6.4   The Joint Proxy Statement/Prospectus which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
6.5   The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
7.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
7.1   All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
7.2   The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date;
7.3   The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and
7.4   The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

8.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:
8.1   All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
8.2   The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, which is prepared in accordance with GAAP and certified by the Treasurer of the Acquired Fund;
8.3   The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Closing Date;
8.4   The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request; and
8.5   The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.
9.
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to either the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
9.1   This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, as necessary, in accordance with the Acquired Fund’s charter and Bylaws, applicable Maryland law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 9.1;
9.2   On the Closing Date no action, suit or other proceeding shall be pending or, to the knowledge of either Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
9.3   All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;
9.4   The Joint Proxy Statement/Prospectus shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.5   The Funds shall have received the opinion of Sullivan & Worcester LLP (“Tax Counsel”), addressed to the Funds substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement should, for Federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations Tax Counsel shall request of each Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 9.5.
10.
BROKERAGE FEES AND EXPENSES

10.1   The Acquired Fund and the Acquiring Fund represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
10.2   The expenses relating to the proposed Reorganization will be borne by the Funds in proportion to their respective net assets as of the close of business on the day that all required shareholder approvals have occurred. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Joint Proxy Statement/Prospectus, printing and distributing the Acquiring Fund’s prospectus/proxy statement or information statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
10.3   In the event the transactions contemplated by this Agreement are not consummated, then _______ agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.
11.
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1   Neither the Acquiring Fund nor the Acquired Fund has made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.
11.2   The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
12.
TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2016, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.
13.
WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their Board of Trustees, may waive any condition to their respective obligations hereunder, except the conditions set forth in paragraphs 9.1 and 9.5.
14.
AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of either the Acquired Fund or the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund called pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
15.
NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the receiving party in care of Virtus Investment Advisers, Inc., 100 Pearl Street, Hartford, CT 06103, Attn: Counsel.
16.
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1   The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
16.2   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
16.3   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
16.4   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
17.
INDEMNIFICATION

17.1   The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund, and its directors, officers, employees and agents (the “Acquired Fund Indemnified Parties”), from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board of Trustees or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund or its respective directors, officers, employees or agents.
17.2   The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund, and its directors, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund’s Board of Directors or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its respective directors, officers, employees or agents.

17.3   The Acquiring Fund understands and agrees that the obligations of the Acquired Fund under this Agreement shall not be binding upon any director, shareholder, nominee, officer, agent or employee of the Acquired Fund personally, but bind only the Acquired Fund and the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The Acquiring Fund represents that it has notice of the provisions of the charter of the Acquired Fund disclaiming such director and officer liability for acts or obligations of the Acquired Fund.
17.4   The Acquired Fund understands and agrees that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund personally, but bind only the Acquiring Fund and the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund thereunder. The Acquired Fund represents that it has notice of the provisions of the charter of the Acquiring Fund disclaiming such trustee and officer liability for acts or obligations of the Acquiring Fund.
IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, Vice President or Treasurer all as of the date first written above.
THE ZWEIG FUND, INC.
By:
By: Title:
VIRTUS TOTAL RETURN FUND
By:
By: Title:
Agreed and accepted as to paragraph 10.3 only:
By:
By: Title:

EXHIBIT B
Audit Committee Charter
[To be filed by Amendment]
B-1

EXHIBIT C
Privacy Policy
POLICY REGARDING
PROTECTION OF NONPUBLIC INFORMATION
The Boards of the Funds1 have adopted this Policy to prevent the misuse of certain nonpublic information.
A.
Nonpublic Fund Information

The following requirements shall apply to each Fund’s officers and Board as well as to its investment advisers/subadvisers and other service providers, as applicable (in this section, collectively, “affected parties”):
1.
Misuse of material, nonpublic information involving Fund assets is strictly forbidden.

2.
No affected party shall directly or indirectly buy, sell or knowingly allow any member of their immediate family (as such term is defined in the 1940 Act, as amended) to directly or indirectly buy or sell any investment held in any Fund on the basis of nonpublic information. Information will be deemed “public” at such time, if any, that such information is included in any registration statement, periodic report or disclosure filed with the Securities and Exchange Commission, rating agencies or similar organizations or is otherwise broadly disseminated to the general media, investors or third parties.

3.
No affected party shall misuse or disclose to third parties, any material nonpublic information about any Fund’s portfolio, trading strategies, or pending transactions. Divulging Fund portfolio holdings to selected third parties is permissible only when the affected party has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality.

4.
Closed-end funds are also subject to SEC Regulation FD, or fair disclosure, which prohibits affected parties from disclosing material nonpublic information to shareholders, market professionals and certain other persons unless the information is also released simultaneously to the public by means of a broadly disseminated press release or SEC filing.

B.
Nonpublic Customer and Consumer Information

Mutual Funds2
It shall be the policy of the Funds to endeavor to protect the confidentiality of nonpublic personal information provided by customers and consumers in the course of obtaining financial products or services from the Funds. Such nonpublic personal information shall be disclosed only to those parties assisting in establishing or administering accounts, or otherwise as listed below.
The Funds hereby delegate to the Funds’ transfer agent the duty to establish and maintain policies and procedures designed to address the administrative, technical, electronic, procedural and physical safeguards for the protection of customer records and information, consistent with applicable regulations and this Policy, including the following:
1.
Any individual who obtains or has obtained a financial product or service from the Funds will be considered a “consumer” for the purposes of implementing the Funds’ Privacy Policy. Any consumer who has a continuing relationship with the Funds for the provision of financial

1
Funds include Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund, Virtus Variable Insurance Trust, Duff  & Phelps Select Energy MLP Fund, Inc., The Zweig Fund, Inc., and The Zweig Total Return Fund, Inc.

2
Mutual Funds shall for the purposes of this paragraph refer to Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Global Multi-Sector Fund, Virtus Total Return Fund, The Zweig Fund, Inc., and The Zweig Total Return Fund, Inc.

C-1

products or services for personal use will be considered a “customer” for the purposes of implementing the Funds’ Privacy Policy. Customers and consumers who discontinue their relationships with the Funds will continue to be considered customers and consumers, as the case may be, for as long as the Funds retain those individuals’ nonpublic personal information.
2.
The term “nonpublic personal information” shall indicate information not reasonably believed to be publicly available when obtained from a customer or consumer, or through an intermediary on behalf of the customer or consumer. Information deemed to be “nonpublic personal information” shall continue to be treated as such until such time as the information is reasonably believed to be publicly available through no fault of the Funds or their agents.

3.
In accordance with applicable regulations, the Funds shall provide to each customer or consumer a notice (a “Privacy Notice”) summarizing the Funds’ policies and practices with respect to the protection of customers’ and consumers’ nonpublic personal information (the Funds’ “Privacy Policies”) initially upon establishing a customer or consumer relationship, annually thereafter and as necessary to notify such customers and consumers of material changes to the Funds’ Privacy Policies.

4.
In no event shall the Funds sell nonpublic personal information to any party. In addition, in no event shall the Funds disclose nonpublic personal information about any customer or consumer in a way inconsistent with the Privacy Notice last provided to such customer or consumer, without first providing a reasonable opportunity for the customer or consumer to opt out of such disclosure.

5.
The Funds may, under certain circumstances, share nonpublic personal information with employees, affiliates and unaffiliated third parties. However, the only acceptable circumstances for sharing such nonpublic personal information are as follows:

•
To establish and administer accounts;

•
To process transactions for customers and consumers;

•
To maintain and service accounts;

•
To fulfill legal or regulatory obligations; or

•
Otherwise as required or permitted by law.

6.
The Funds’ sponsor shall implement and enforce physical, electronic and procedural safeguards that are reasonably designed to protect the confidentiality of nonpublic personal information within its control.

Virtus Variable Insurance Trust
The Fund does not expect to have access to nonpublic personal information of customers and consumers, as defined in Regulation S-P (“Customers” and “Consumers”, respectively), as shares of the Fund’s series are sold to support variable insurance products through insurance companies that do not provide such information about the policyholders to the Fund. In the event that the Fund does obtain such nonpublic personal information of any Customer or Consumer, such information shall be disclosed only as permitted under applicable law and regulation. In the event that the Fund’s distribution methods change and/or the Fund begins having regular access to nonpublic personal information of Customers and/or Consumers, this Policy will be reviewed and amended as appropriate to reflect required safeguards to be employed with respect to such nonpublic personal information.
C-2

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE REORGANIZATION OF
THE ZWEIG FUND, INC.
AND
VIRTUS TOTAL RETURN FUND
____, 2016
This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Joint Proxy Statement/Prospectus dated ________, 2016, relating specifically to the proposed reorganization of The Zweig Fund, Inc. (“ZF”) with and into Virtus Total Return Fund (“DCA” and together with ZF, the “Funds”) (the “Reorganization”). The Reorganization is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Joint Proxy Statement/Prospectus.
The Statement of Additional Information related to the Joint Proxy Statement/Prospectus dated ________, 2016 consists of this cover page, the accompanying pro forma financial information and the following documents, each of which is incorporated by reference herein:
•
Annual Report of DCA for the Fiscal Year Ended November 30, 2015, filed on February 8, 2016.

•
Annual Report of ZF for the Fiscal Year Ended December 31, 2015, filed on March 10, 2016.

•
Semiannual Report of DCA for the Fiscal Period Ended May 31, 2016, filed on August 5, 2016.

•
Semiannual Report of ZF for the Fiscal Period Ended June 30, 2016 (to be filed).

•
Pro Forma Financial Information for the period ending May 31, 2016, assuming the Reorganization was consummated as of June 1, 2015 (attached hereto).

Pro Forma Financial Information for the Period Ending May 31, 2016
Combination of Zweig Fund into Virtus Total Return Fund
(in thousands)
The unaudited pro forma information provided herein should be read in conjunction with the semi-annual report of Zweig Fund dated June 30, 2016 and Virtus Total Return Fund dated May 31, 2016, each of which is on file with the SEC and is available at no charge. Each of the audited annual reports of Zweig Fund dated December 31, 2015 and Virtus Total Return Fund dated November 30, 2015 is also on file with the SEC and is available at no charge.
The unaudited pro forma information set forth below for the period ended May 31, 2016 is intended to present ratios and supplemental data as if the Reorganization of Zweig Fund (“ZF”) (the “Predecessor Fund”) into Virtus Total Return Fund (“DCA”) (the “Successor Fund”) had taken place on June 1, 2015. While ZF had a tender offer which took place on June 3, 2016, ZF assets and expenses were adjusted to reflect the 15% tender offer as if it had taken place for the entire year. The Reorganization is intended to provide enhanced investment flexibility for ZF shareholders as the investment guidelines for DCA, particularly its allocation to fixed income investments, are more flexible than those of ZF which invests primarily in equity securities; lower portfolio trading cost, as the larger combined Fund is expected to experience a reduction in trading costs in connection with trading small share lots; and the potential for enhanced market liquidity for the combined Funds’ shares of common stock which could positively impact the trading experience for the combined Fund’s shares. DCA also has outperformed ZF over the last few years, since the date when the investment adviser took over the investment program. Given these apparent advantages, the Boards believe shareholders of both Funds will benefit from the economies of scale to be realized by a merger. In addition, the total annual operating expense ratio of the combined fund after the Reorganization is expected to be lower than each Fund’s current total annual operating expense ratio, because the fixed expenses of the combined fund following the Reorganization will be spread over a larger asset base.
The adviser of ZF is Zweig Advisors, LLC and the adviser of DCA is Virtus Investment Advisers, Inc. The funds have the same administrator, transfer agent, and custodian. Each of such service providers has entered into an agreement with the Funds which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund, with the exception of the administrator agreement, which has different rates for each Fund (6.5% for ZF and 10% for DCA).
As of May 31, 2016, the average net assets of the Predecessor Fund were $235,495 and the Successor Fund were $126,998. The average net assets of the combined fund as of May 31, 2016 would have been $362,493. The Successor Fund’s net asset value per share after the Reorganization assumes the increase of shares of the Successor Fund at May 31, 2016 in connection with the proposed Reorganization. The amount of increased shares was calculated based on the average net assets, as of May 31, 2016, of the Predecessor Fund of  $235,495 and the net asset value of the Successor Fund of  $4.69. Shares of the Successor Fund were increased by 33,145 in exchange for shares of the Predecessor Fund.
May 31, 2016 expenses for ZF included the assumption that the 15% tender offer took place at the beginning of the twelve-month period. In addition, to normalize the impact the leverage, it was assumed that ZF had the same percentage and cost of leverage as DCA. ZF currently employs leverage in the form of borrowing on margin and/or using proceeds from selling securities short (“short positions”). Among other reasons and due to DCA’s historically greater use of leverage, DCA determined it to be more beneficial to its shareholders to obtain a 364-day committed credit facility from a large international bank to facilitate its use of leverage. DCA’s borrowings under the credit facility are more expensive, however, such borrowings may not be called by the lender (except for an event of default) prior to the expiration of the 364-day term of the credit facility. Although less expensive, ZF’s borrowings on margin may be called upon one-day notice given by the lender and the proceeds obtained from short positions are dependent upon those short positions remaining open. Using these assumptions, on a pro forma basis for the twelve months ended May 31, 2016, the proposed Reorganization would result in a decrease of  $38 in other operating expenses.
The Predecessor Fund’s gross annual operating expenses as of May 31, 2016 were 2.01%. The Successor Fund’s gross annual operating expenses were 2.07%. As a result of the Reorganization, the Successor Fund’s expenses are expected to remain flat at 2.01% on a pro forma basis.
2

The costs of the Reorganization, including the costs of the Meeting, preparation of the proxy/registration statement in connection with the Meeting, the proxy solicitation or any adjourned session, will be paid by ZF and DCA in proportion to their respective net assets as of the close of business on the day that all required shareholder approvals have occurred.
No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. The accounting survivor in the proposed Reorganization will be the Successor Fund.
The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, based upon certain facts, assumptions, and representations, while not free from doubt, the Reorganization contemplated by the Plan will, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Code, and that each Fund will be “a party to a reorganization,” within the meaning of section 368(b) of the Code.
3

PART C

OTHER INFORMATION
Item 15.   Indemnification.
Article IV of the Registrant’s Amended and Restated Declaration of Trust provides that the Registrant shall indemnify its present and past trustees and officers to the maximum extent permitted by applicable law (including the laws of the State of Delaware and the 1940 Act), including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any trustee or officer against any liability to any person or any expense of such trustee or officer arising by reason of  (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (collectively, “disabling conduct”). In addition, Article IV provides that the Registrant has the power and authority to indemnify employees, agents and other persons providing services to the Registrant or serving in any capacity at the request of the Registrant to the full extent corporations organized under the Delaware General Corporation Law may indemnify such persons, provided that such indemnification has been approved by a majority of the trustees.
Insofar as indemnification for certain liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue, if any. The Registrant will also maintain trustees and officers insurance.
Item 16.   Exhibits:
1(a).
Certificate of Trust — Incorporated by reference to Exhibit (1)(a) of the Registrant’s Registration Statement (File Nos. 333-120988 and 811-21680), filed on December 3, 2004.

1(b).
First Amendment to Certificate of Trust — Incorporated by reference to Exhibit (1)(b) of Pre-Effective Amendment No. 2 of the Registrant’s Registration Statement (File Nos. 333-120988 and 811-21680), filed on February 23, 2005.

1(c).
Amended and Restated Declaration of Trust of Registrant dated March 16, 2009 — Incorporated by reference to Exhibit (1)(c) of the Registrant’s Form N-14 Registration Statement (File Nos. 333-167838 and 811-21680), filed on June 28, 2010.

2.
Amended and Restated By-Laws of the Registrant dated April 7, 2016. Filed herewith.

3.
Not applicable.

4.
Form of Agreement and Plan of Reorganization. Exhibit A to the Joint Proxy Statement/Prospectus contained in Part A of this Registration Statement.

5.
None other than as set forth in Exhibits 1 and 2.

6(a).
Investment Advisory Agreement between Registrant and Virtus Investment Advisers, Inc. (“VIA”), effective December 10, 2011 — to be filed by amendment.

6(b).
Subadvisory Agreement between VIA and Duff  & Phelps Investment Management, Inc. (“DPIM”) dated December 10, 2011 — to be filed by amendment.

6(c).
Subadvisory Agreement between VIA and Newfleet Asset Management, LLC (“Newfleet”) dated December 10, 2011 — to be filed by amendment.

7.
None.

8.
None.

9(a).
Master Custody Agreement between Registrant and JPMorgan Chase Bank, NA, dated ______ — to be filed by amendment.

9(b).
Foreign Custody Manager Agreement between Registrant and JPMorgan Chase Bank, NA, dated _____ — to be filed by amendment.

10.
None.

11.
Opinion and consent of counsel — to be filed by amendment.

12.
Tax opinion and consent of Sullivan & Worcester LLP — to be filed by amendment.

13(a).
Administration Agreement between Registrant and VP Distributors, LLC, effective December 10, 2011 — to be filed by amendment.

13(b).
Transfer Agent and Service Agreement between Registrant and Computershare Trust Company NA, dated ______ — to be filed by amendment.

14.
Consent of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm. Filed herewith.

15.
Not applicable.

16.
Power of Attorney for Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr. and George R. Aylward. Filed herewith.

17(a).
Form of Proxy Card for The Zweig Fund, Inc. Filed herewith.

17(b).
Form of Proxy Card for the Registrant share issuance. Filed herewith.

17(c).
Form of Proxy Card for the Registrant trustee vote. Filed herewith.

Item 17.   Undertakings.
(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 12.

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Hartford and State of Connecticut on the 7th day of September, 2016.
VIRTUS TOTAL RETURN FUND
By:	/s/ George R. Aylward
Name:	George R. Aylward
Title:	President
As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 7th day of September, 2016.
Signatures	Title
/s/ George R. Aylward George R. Aylward	President (Principal Executive Officer) and Trustee
/s/ W. Patrick Bradley W. Patrick Bradley	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
/s/ Philip R. McLoughlin Philip R. McLoughlin*	Trustee and Chairman
/s/ William R. Moyer William R. Moyer*	Trustee
/s/ James M. Oates James M. Oates*	Trustee
/s/ James B. Rogers, Jr. James B. Rogers, Jr.*	Trustee
R. Keith Walton*	Trustee
*By /s/ William Renahan William Renahan Attorney-in-fact, pursuant to powers of attorney.

EXHIBIT INDEX
Exhibit	Item
2	Amended and Restated By-Laws
14	Consent of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm
16	Power of Attorney for Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr. and George R. Aylward
17(a)	Form of Proxy Card for The Zweig Fund, Inc.
17(b)	Form of Proxy Card for the Registrant share issuance
17(c)	Form of Proxy Card for the Registrant trustee vote